SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                                  (Amendment No. )

    ----
                              Filed by the Registrant
                                               / X /

   ----

    ----
                     Filed by a Party other than the Registrant
                                                         /   /

                                    ----
         Check the appropriate box:
          ----

         / X /     Preliminary Proxy Statement

         ----
          ----

         /   /     Preliminary Additional Materials

         ----

          ----
         /   /     Definitive Proxy Statement

         ----

          ----

         /   /     Definitive Additional Materials

         ----
          ----
         /   /     Soliciting Material Pursuant to Sec.
240.14a-11(e) or
         ----      Sec. 240.14a-12

                            PUTNAM CAPITAL MANAGER TRUST
                  (Name of Registrant as Specified In Its
Charter)
                     (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (Check the appropriate box):
          ----
         / x /     $125 per Exchange Act Rules 0-11(c)(1)(ii),
         ----       14a-6(i)(1), or 14a-6(i)(2).

          ----
         /   /     $500 per each party to the controversy
pursuant
         ----      to Exchange Act Rule 14a-6(i)(3).
          ----
         /   /     Fee computed on table below per Exchange Act
Rules
         ----      14a-6(i)(4) and 0-11.

                   (1)  Title of each class of securities to
which
                        transaction applies:

                   (2)  Aggregate number of securities to which
                        transaction applies:

                   (3) Per unit price or other underlying value of
                        transaction computed pursuant to Exchange
Act Rule
                        0-11:

                   (4)  Proposed maximum aggregate value of
transaction:

          ----
         /   /     Check box if any part of the fee is offset as
provided
         ----      by Exchange Act Rule 0-11(a)(2) and identify
the filing
                   for which the offsetting fee was paid
previously.
                   Identify the previous filing by registration
statement
                   number, or the Form or Schedule and the date
of its
                   filing.

                   (1)  Amount Previously Paid:

                   (2)  Form, Schedule or Registration Statement
No.:

                   (3)  Filing Party:

                   (4)  Date Filed:

         IMPORTANT INFORMATION
         FOR CONTRACT AND POLICY HOLDERS OF

         PCM ASIA PACIFIC GROWTH FUND SUBACCOUNTS
         PCM DIVERSIFIED INCOME FUND SUBACCOUNTS
         PCM GLOBAL ASSET ALLOCATION FUND SUBACCOUNTS
         PCM GLOBAL GROWTH FUND SUBACCOUNTS
         PCM GROWTH AND INCOME FUND SUBACCOUNTS
         PCM HIGH YIELD FUND SUBACCOUNTS
         PCM MONEY MARKET FUND SUBACCOUNTS
         PCM NEW OPPORTUNITIES FUND SUBACCOUNTS
         PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
SUBACCOUNTS
         PCM UTILITIES GROWTH AND INCOME FUND SUBACCOUNTS
         PCM VOYAGER FUND SUBACCOUNTS

         The document you hold in your hands contains your proxy statement and voting instruction cards. A voting instruction card is, in essence, a ballot. When you complete your voting instructions, it tells your insurance company how to vote on your behalf on important issues relating to the portion of your account that is allocated to your fund(s). If you complete and sign the voting instruction card, it will be voted exactly as you instruct. If you simply sign your voting instruction card, it will be voted in the same proportion as shares for which instructions have been received.

         We urge you to spend a couple of minutes with the proxy statement, fill out your voting instruction card, and return it.

         We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your voting instruction card(s).

                             (PUTNAM LOGO APPEARS HERE)
                              BOSTON * LONDON * TOKYO

         Table of contents

         A Message from the Chairman
                                  1

         Notice of Shareholder Meeting
                                    2

         Trustees' Recommendations
                              [5]


         Proxy or voting instruction card enclosed























         If you have any questions, please contact us at the special toll-
         free number we have set up for you (1-800-225-1581) or call your financial adviser.

         A Message from the Chairman

         (Photograph of George Putnam appears here)

         Dear Contract and Policy Holder:

         I am writing to you to ask for your vote on important questions that affect the portion of your account that is allocated to your fund. While you are, of course, welcome to join us at your fund's meeting, most contract and policy holders provide voting instructions by filling out and signing the enclosed card. We are asking for your instructions on the following matters:

         1.   Electing Trustees to oversee your fund;

         2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

         3. Approving amendments to certain of your fund's fundamental investment restrictions;

         4. Approving the elimination of certain of your fund's fundamental investment restrictions; and

         5. Approving an amendment to the Agreement and Declaration of
              Trust of Putnam Capital Manager Trust to permit the issuance of additional classes of shares.

         Although we would like very much to have each contract and policy holder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your voting instructions. We urge you to complete, sign, and return all enclosed cards promptly. A postage-paid envelope is enclosed.

         I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
         When contract and policy holders do not return their voting instructions, their fund may have to incur the expense of
         follow-up solicitations. All contract and policy holders benefit from the speedy return of voting instructions.

         Your voting instructions are important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have questions about the proposals,
         contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                                       Sincerely yours,

                                       (signature of George
Putnam)
                                       George Putnam, Chairman

         PUTNAM CAPITAL MANAGER TRUST

         Notice of a Meeting of Shareholders


         This is the formal agenda for your fund's shareholder meeting.
         It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

         To the Shareholders of Putnam Capital Manager Trust (the "Trust"), consisting of the following portfolio series:
PCM Asia
         Pacific Growth Fund (the "Asia Pacific Growth Fund");
PCM
         Diversified Income Fund (the "Diversified Income Fund");
PCM
         Global Asset Allocation Fund (the "Global Asset Fund");
PCM
         Global Growth Fund (the "Global Growth Fund"); PCM
Growth and
         Income Fund (the "Growth and Income Fund"); PCM High
Yield Fund
         (the "High Yield Fund"); PCM Money Market Fund (the
"Money Market
         Fund"); PCM New Opportunities Fund (the "New
Opportunities
         Fund"); PCM U.S. Government and High Quality Bond Fund
(the "U.S.
         Government and High Quality Fund"); PCM Utilities Growth and
         Income Fund (the "Utilities Growth and Income Fund");
and PCM
         Voyager Fund (the "Voyager Fund") (each a "fund" and, collectively, the "funds"):

         A Meeting of Shareholders of each of the funds will be held on
         December 5, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

         1.      Electing Trustees of the Trust.  See page [  ].

         2. Ratifying the selection by the Trustees of the independent auditors of the Trust for its current fiscal
                 year.  See page [  ].

         3.A. Approving an amendment to the fund's fundamental investment restriction with respect to diversification.
                 See page [ ]. (For Shareholders of all funds except
                 Asia Pacific Growth Fund, New Opportunities Fund and
                 Utilities Growth and Income Fund.)

         3.B.1. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the
                 voting securities of a single issuer.  See page
[  ].
                 (For Shareholders of all funds except Utilities
Growth
                 and Income Fund.)

         3.B.2. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the
                 voting securities of a single issuer.  See page
[  ].
                 (For Shareholders of Utilities Growth and Income
Fund
                 only.)

         3.C. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.  See
                 page [  ].  (For Shareholders of all funds.)

         3.D.1. Approving an amendment to the fund's fundamental investment restriction with respect to investments in
                 real estate. See page [ ]. (For Shareholders of Asia
                 Pacific Growth Fund, New Opportunities Fund and
Utilities
                 Growth and Income Fund only.)

         3.D.2. Approving an amendment to the fund's fundamental investment restriction with respect to investments in
                 real estate. See page [ ]. (For Shareholders of Global
                 Asset Fund, Global Growth Fund, Growth and
Income Fund,
                 High Yield Fund, Money Market Fund, U.S.
Government and
                 High Quality Fund and Voyager Fund only.)

         3.D.3. Approving an amendment to the fund's fundamental investment restriction with respect to investments in
                 real estate. See page [ ]. (For Shareholders of
                 Diversified Income Fund only.)

         3.E. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of
                 its assets. See page [ ]. (For Shareholders of all
                 funds.)

         3.F. Approving an amendment to the fund's fundamental investment restriction with respect to senior securities.
                 See page [  ].  (For Shareholders of all funds.)

         3.G. Approving an amendment to the fund's fundamental investment restriction with respect to investments in
                 commodities. See page [ ]. (For Shareholders of all
                 funds.)

         4.A.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to
investments in
                 securities of issuers in which management of the
funds or
                 Putnam Investment Management owns securities.
See
                 page [  ].  (For Shareholders of all funds.)

         4.B.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to margin transactions. See page [ ]. (For Shareholders of all
                 funds.)

         4.C.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to short
sales.  See
                 page [  ].  (For Shareholders of all funds.)

         4.D.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to pledging
assets.
                 See page [  ].  (For Shareholders of all funds.)

         4.E.1. Approving the elimination of the fund's fundamental investment restriction with respect to
investments in
                 restricted securities.  See page [  ].  (For
Shareholders
                 of all funds except Asia Pacific Growth Fund, New
                 Opportunities Fund, Utilities Growth and Income
Fund and
                 Money Market Fund.)

         4.E.2. Approving the elimination of the fund's fundamental investment restriction with respect to
investments in
                 restricted securities.  See page [  ].  (For
Shareholders
                 of Money Market Fund only.)

         4.F.1. Approving the elimination of the fund's fundamental investment restriction with respect to
investments in
                 certain oil, gas and mineral interests. See page [ ].
                 (For Shareholders of all funds except Utilities
Growth
                 and Income Fund.)

         4.F.2. Approving the elimination of the fund's fundamental investment restriction with respect to
investments in
                 certain oil, gas and mineral interests. See page [ ].
                 (For Shareholders of Utilities Growth and Income
Fund
                 only.)

         4.G.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to investing
to gain
                 control of a company's management.  See page [
].  (For
                 Shareholders of all funds.)

         5. Approving an amendment to the Agreement and Declaration of Trust of the Trust to permit the issuance of additional classes of shares. See page [ ].
(For
                 Shareholders of all funds.)

         6. Transacting other business as may properly come before
                 the meeting.

         By the Trustees

         George Putnam, Chairman
         William F. Pounds, Vice Chairman

         Jameson A. Baxter                Robert E. Patterson


         Hans                             Donald S. Perkins
         H.
         Estin


         John                             George Putnam, III
         A.
         Hill


         Ronald                           Eli Shapiro
         J.
         Jackson


         Elizabeth                        A.J.C. Smith
         T.
         Kennan


         Lawrence                         W. Nicholas Thorndike
         J.
         Lasser



         WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED
VOTING
         INSTRUCTION CARDS IN THE POSTAGE-PAID ENVELOPE PROVIDED
SO YOU
         WILL BE REPRESENTED AT THE MEETING.

         October 7, 1996

         Proxy Statement

         This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the
         Securities and Exchange Commission ("SEC"); some of it is
         technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

         Who is asking for my vote?

         The enclosed proxy is solicited by the Trustees of Putnam Capital
         Manager Trust (the "Trust") (consisting of the following portfolio series (each, a "fund"): PCM Asia Pacific
Growth Fund;
         PCM Diversified Income Fund; PCM Global Asset Allocation
Fund;
         PCM Global Growth Fund; PCM Growth and Income Fund; PCM
High
         Yield Fund; PCM Money Market Fund; PCM New Opportunities
Fund;
         PCM U.S. Government and High Quality Bond Fund; PCM
Utilities
         Growth and Income Fund; and PCM Voyager Fund) for use at the
         Meeting of Shareholders of each fund to be held on December 5,
         1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

         How do the Trustees recommend that shareholders vote on these proposals?

         The Trustees recommend that you vote

         1. For the election of all nominees as Trustees of the
                 Trust;

         2. For selecting Price Waterhouse LLP as the independent
                 auditors of the Trust;

         3.A. For amending the fund's fundamental investment restriction with respect to diversification (For Shareholders of all funds except Asia Pacific
Growth
                 Fund, New Opportunities Fund and Utilities and
Growth and
                 Income Fund);

         3.B.1. For amending the fund's fundamental investment restriction with respect to investments in the voting
                 securities of a single issuer (For Shareholders of all
                 funds except Utilities Growth and Income Fund);

         3.B.2. For amending the fund's fundamental investment restriction with respect to investments in the voting
                 securities of a single issuer (For Shareholders of
                 Utilities Growth and Income Fund only);

         3.C. For amending the fund's fundamental investment restriction with respect to making loans (For
                 Shareholders of all funds);

         3.D.1. For amending the fund's fundamental investment restriction with respect to investments in real estate
                 (For Shareholders of Asia Pacific Growth Fund,
Global
                 Asset Fund, Global Growth Fund, New
Opportunities Fund
                 and Utilities Growth and Income Fund only);

         3.D.2. For amending the fund's fundamental investment restriction with respect to investments in real estate
                 (For Shareholders of Growth and Income Fund,
High Yield
                 Fund, Money Market Fund, U.S. Government and
High Quality
                 Fund and Voyager Fund only);

         3.D.3. For amending the fund's fundamental investment restriction with respect to investments in real estate
                 (For Shareholders of Diversified Income Fund only);

         3.E. For amending the fund's fundamental investment restriction with respect to concentration of their assets
                 (For Shareholders of all funds);

         3.F. For amending the fund's fundamental investment restriction with respect to senior securities
(For
                 Shareholders of all funds);

         3.G. For amending the fund's fundamental investment restriction with respect to investments in commodities
                 (For Shareholders of all funds);

         4.A.    For eliminating the fund's fundamental
investment
                 restriction with respect to investments in
securities of
                 issuers in which management of the fund or
Putnam
                 Investment Management owns securities (For
Shareholders
                 of all funds);

         4.B.    For eliminating the fund's fundamental
investment
                 restriction with respect to margin transactions
(For
                 Shareholders of all funds);

         4.C.    For eliminating the fund's fundamental
investment
                 restriction with respect to short sales (For
Shareholders
                 of all funds);

         4.D.    For eliminating the fund's fundamental
investment
                 restriction with respect to pledging assets (For
                 Shareholders of all funds);

         4.E.1. For eliminating the fund's fundamental investment
                 restriction with respect to investments in restricted
                 securities (For Shareholders of all funds except
Asia
                 Pacific Growth Fund, New Opportunities Fund,
Utilities
                 Growth and Income Fund and Money Market Fund);

         4.E.2. For eliminating the fund's fundamental investment
                 restriction with respect to investments in restricted
                 securities (For Shareholders of Money Market
Fund only);

         4.F.1. For eliminating the fund's fundamental investment
                 restriction with respect to investments in certain oil,
                 gas and mineral interests (For Shareholders of all funds
                 except Utilities Growth and Income Fund);

         4.F.2. For eliminating the fund's fundamental investment
                 restriction with respect to investments in certain oil,
                 gas and mineral interests (For Shareholders of Utilities
                 Growth and Income Fund only);

         4.G.    For eliminating the fund's fundamental
investment
                 restriction with respect to investing to gain
control of
                 a company's management (For Shareholders of all
funds);
                 and

         5. For approving an amendment to the Agreement and Declaration of Trust of the Trust to permit the issuance
                 of additional classes of shares.  (For
Shareholders of
                 all funds).


         Who is eligible to vote?

         Shareholders of record at the close of business on September 6,
         1996, are entitled to be present and to vote at the meeting or any adjourned meeting.

         As of that date, certain insurance companies were shareholders of record of each of the funds (collectively, the "Insurance
         Companies"). Each such Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life
         insurance policy owners (collectively, the "Contract
Owners") for
         whose accounts the shares are held. Accordingly, this Proxy
         Statement is also intended to be used by the Insurance
Companies
         in obtaining such voting instructions from Contract
Owners.

         The Notice of Meeting, the proxy (or voting instruction) card, and the Proxy Statement have been mailed to shareholders of record and Contract Owners on or about October 7, 1996.

         Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders'
         instructions. If no instructions are made, the proxy will be voted in accordance with the Trustees' recommendations.
Voting
         on Proposals 1 and 2 shall be tabulated on a Trust-wide basis, with shares of all funds voting together as a single class, while voting on the remainder of the proposals shall be tabulated separately for each relevant fund.

         In the event that a Contract Owner gives no instructions or leaves the voting discretionary, the relevant Insurance
Company
         will vote the shares of the appropriate fund attributable to the
         Contract Owner in the same proportion as shares of that fund for which it has received instructions.

         The Proposals

         1.      ELECTION OF TRUSTEES

         Who are the nominees for Trustees?

         The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is
         currently a Trustee of your fund and of the other Putnam funds.

         The Nominating Committee of the Trustees consists solely of
         Trustees who are not "interested persons" (as defined in the
         Investment Company Act of 1940) of your fund or of Putnam
         Investment Management, Inc., your fund's investment manager
         ("Putnam Management").


         Jameson Adkins Baxter
         [Insert Picture]

         Ms. Baxter, age 53, is the President of Baxter
Associates, Inc.,
         a management and financial consulting firm which she founded in
         1986. During that time, she was also a Vice President and
         Principal of the Regency Group, Inc., and a Consultant to First
         Boston Corporation, both of which are investment banking firms.
         From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First
Boston.

         Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA
Chemicals,
         Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years;
an
         Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of
         Good Shepherd Hospital.  Ms. Baxter is a graduate of
Mount
         Holyoke College.

         Hans H. Estin
         [Insert Picture]

         Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice
         Chairman of North American Management Corp., a registered
         investment adviser serving individual clients and their families.
         Mr. Estin currently also serves as a Director of The
Boston
         Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe
Deposit and
         Trust Company; a Corporation Member of Massachusetts
General
         Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston
         University and is currently active in various other civic
         associations, including the Boys & Girls Clubs of Boston, Inc.
         Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.



         John A. Hill
         [Insert Picture]

         Mr. Hill, age 54, is the Chairman and Managing Director of First
         Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

         Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including
Associate
         Director of the Office of Management and Budget and Deputy
         Administrator of the Federal Energy Administration.

         Mr. Hill currently also serves as a Director of Snyder
Oil
         Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra,
Inc., an
         oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve
Funds.
         He is also a Member of the Board of Advisors of Fund
Directions.
         He is currently active in various business associations, including the Economic Club of New York, and lectures on energy
         issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


         Ronald J. Jackson
         [Insert Picture]

         Mr. Jackson, age 52, was Chairman of the Board,
President and
         Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as
         President and Chief Executive Officer of Stride-Rite,
Inc., a
         manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner
Parker Toys,
         Inc., a major toy and game manufacturer, from 1985 to 1987.
         Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing
for Parker
         Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

         Mr. Jackson currently serves as a Director of Safety
1st, Inc., a
         company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and an
         Overseer of the Peabody Essex Museum. He previously served as a
         Director of a number of public companies including
Fisher-Price,
         Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and
Mattel,
         Inc., a major toy manufacturer. Mr. Jackson is a graduate of
         Michigan State University Business School.


         Elizabeth T. Kennan
         [Insert Picture]

         Ms. Kennan, age 58, is President Emeritus and Professor of Mount
         Holyoke College.  From 1978 through June 1995, she was
President
         of Mount Holyoke College. From 1966 to 1978, she was on the
         faculty of Catholic University, where she taught history and published numerous articles.

         Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast
Utilities,
         the Kentucky Home Life Insurance Companies, and Talbots.
She
         also serves as a Member of The Folger Shakespeare
Library
         Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms.
Kennan is
         a graduate of Mount Holyoke College, the University of Washington
         and St. Hilda College at Oxford University and holds several honorary doctorates.


         Lawrence J. Lasser*
         [Insert Picture]

         Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds.  He has been the President, Chief
Executive
         Officer and a Director of Putnam Investments, Inc. and
Putnam
         Management since 1985, having begun his career there in 1969.

         Mr. Lasser currently also serves as a Director of Marsh
&
         McLennan Companies, Inc., the parent company of Putnam

         Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students.
         He is a Member of the Board of Overseers of the Museum of
         Science, the Museum of Fine Arts and the Isabella
Stewart Gardner
         Museum in Boston.  He is also a Trustee of the Beth
Israel
         Hospital and Buckingham, Browne and Nichols School.  Mr.
Lasser
         is a graduate of Antioch College and Harvard Business
School.


         Robert E. Patterson
         [Insert Picture]

         Mr. Patterson, age 51, is the Executive Vice President and
         Director of Acquisitions of Cabot Partners Limited
Partnership, a
         registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was
         the Executive Vice President of Cabot, Cabot & Forbes
Realty
         Advisors, Inc., the predecessor company of Cabot
Partners.  Prior
         to that, he was a Senior Vice President of the Beal
Companies, a
         real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive
Director of
         the Massachusetts Industrial Finance Agency.

         Mr. Patterson currently also serves as Chairman of the Joslin
         Diabetes Center and as a Director of Brandywine Trust
Company.
         Mr. Patterson is a graduate of Harvard College and Harvard Law
         School.


         Donald S. Perkins*
         [Insert Picture]

         Mr. Perkins, age 69, is the retired Chairman of the Board of
         Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and
         Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins
Engine
         Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation
         providing financial staffing services, Illinova and Illinois
         Power Co., Inland Steel Industries, Inc., LaSalle Street
Fund,
         Inc., a real estate investment trust, Lucent
Technologies Inc.,
         Springs Industries, Inc., a textile manufacturer, and Time
         Warner, Inc., one of the nation's largest media conglomerates.
         He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman
Kodak
         Company, Firestone Tire & Rubber Company and Kmart
Corporation.

         Mr. Perkins currently also serves as a Trustee and Vice
Chairman
         of Northwestern University and as a Trustee of the Hospital

         Research and Education Trust. He is currently active in various civic and business associations, including the Business
Council
         and the Civic Committee of the Commercial Club of Chicago, of
         which he is the founding Chairman. Mr. Perkins is a graduate of
         Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


         William F. Pounds
         [Insert Picture]

         Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the
         Alfred P. Sloan School of Management at the
Massachusetts
         Institute of Technology since 1961 and served as Dean of that
         School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past
Chairman
         of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust
Company.

         Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems,
Inc.,
         Management Sciences For Health, Inc. and Sun Company,
Inc.  He is
         also a Trustee of the Museum of Fine Arts in Boston; an Overseer
         of WGBH Educational Foundation, and a Fellow of The
American
         Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc.  Dr.
Pounds is a
         graduate of Carnegie-Mellon University.

         George Putnam*
         [Insert Picture]

         Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a
Director
         of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since
         1951, including Chief Executive Officer from 1961 to
1973.  He is
         a former Overseer and Treasurer of Harvard University; a past
         Chairman of the Harvard Management Company; and a Trustee
         Emeritus of Wellesley College and Bradford College.

         Mr. Putnam currently also serves as a Director of The
Boston
         Company, Inc., Boston Safe Deposit and Trust Company,
Freeport-
         McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan
Oil and
         Gas, Inc., mining and natural resources companies, General Mills,
         Inc., Houghton Mifflin Company, a major publishing company, and
         Rockefeller Group, Inc., a real estate manager. He is also a
         Trustee of Massachusetts General Hospital, McLean
Hospital,
         Vincent Memorial Hospital, WGBH Educational Foundation and the
         Museum of Fine Arts and the Museum of Science in Boston;
the New

         England Aquarium; an Overseer of Northeastern
University; and a
         Fellow of The American Academy of Arts and Sciences.
Mr. Putnam
         is a graduate of Harvard College and Harvard Business
School and
         holds honorary doctorates from Bates College and Harvard
         University.


         George Putnam, III*
         [Insert Picture]

         Mr. Putnam, age 45, is the President of New Generation
Research,
         Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New
         Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr.
         Putnam was an attorney with the Philadelphia law firm
Dechert
         Price & Rhoads.

         Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea
         Education Association and St. Mark's School and an
Overseer of
         the New England Medical Center. Mr. Putnam is a graduate of
         Harvard College, Harvard Business School and Harvard Law
School.


         Eli Shapiro
         [Insert Picture]

         Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of
Management
         at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business
School,
         The University of Chicago School of Business and
Brooklyn
         College. During his academic career, Dr. Shapiro authored
         numerous publications concerning finance and related topics. He previously served as the President and Chief Executive
Officer of
         the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

         Dr. Shapiro is a past Director of many companies, including
         Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics
and
         related products, Avis Corporation, a car rental company,
         Connecticut Bank and Trust Company, Connecticut National
Gas
         Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers'
Corporation, an
         insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke
College and the
         Putnam funds (from 1984 to 1989).

         Dr. Shapiro is a Fellow of The American Academy of Arts and
         Sciences and is active in various professional and civic associations, including the American Economic
Association, the
         American Finance Association and the Council on Foreign
         Relations.  Dr. Shapiro is a graduate of Brooklyn
College and
         Columbia University.


         A.J.C. Smith*
         [Insert Picture]

         Mr. Smith, age 62, is the Chairman and Chief Executive
Officer of
         Marsh & McLennan Companies, Inc. He has been employed by Marsh &
         McLennan and related companies in various capacities since 1961.
         Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central
Park
         Conservancy, The American Institute for Chartered
Property
         Underwriters, and is a Founder of the Museum of Scotland
Society.
         He was educated in Scotland and is a Fellow of the Faculty of
         Actuaries in Edinburgh, a Fellow of the Canadian
Institute of
         Actuaries, a Fellow of the Conference of Actuaries in Public
         Practice, an Associate of the Society of Actuaries, a Member of
         the American Academy of Actuaries, the International
Actuarial
         Association and the International Association of Consulting
         Actuaries.


         W. Nicholas Thorndike**
         [Insert Picture]

         Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including
Data General
         Corporation, a computer and high technology company, Bradley Real
         Estate, Inc., a real estate investment firm, Providence
Journal
         Co., a newspaper publisher and owner of television stations, and
         Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates,
Massachusetts
         General Hospital, where he previously served as chairman and president, and Northeastern University.

         Prior to December 1988, he was the Chairman of the Board and
         Managing Partner of Wellington Management
Company/Thorndike,
         Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds
         (now The Vanguard Group) and was the Chairman and a Director of
         Ivest Fund, Inc.  Mr. Thorndike is a graduate of Harvard
College.

         ----------------------------

         *       Nominees who are or may be deemed to be
"interested
                 persons" (as defined in the Investment Company
Act of
                 1940) of your fund, Putnam Management and Putnam
Mutual
                 Funds Corp. ("Putnam Mutual Funds"), the principal
                 underwriter for all the open-end Putnam funds and an
                 affiliate of Putnam Management.  Messrs. Putnam,
Lasser,
                 and Smith are deemed "interested persons" by virtue of
                 their positions as officers or shareholders of your fund,
                 or directors of Putnam Management, Putnam Mutual
Funds or
                 Marsh & McLennan Companies, Inc., the parent company of
                 Putnam Management and Putnam Mutual Funds.  Mr.
George
                 Putnam, III, Mr. Putnam's son, is also an "interested
                 person" of your fund, Putnam Management and Putnam Mutual
                 Funds. Mr. Perkins may be deemed to be an "interested
                 person" of your fund because of his service as a director
                 of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries.
                 Neither your fund nor any of the other Putnam funds
                 currently engages in any transactions with such firms
                 except that certain of such firms act as dealers in the
                 retail sale of shares of certain Putnam funds in the
                 ordinary course of their business. The balance of the
                 nominees are not "interested persons."

         **      In February 1994 Mr. Thorndike accepted
appointment as a
                 successor trustee of certain private trusts in
which he
                 has no beneficial interest.  At that time he
also became
                 Chairman of the Board of two privately owned
corporations
                 controlled by such trusts, serving in that
capacity until
                 October 1994.  These corporations filed
voluntary
                 petitions for relief under Chapter 11 of the
U.S.
                 Bankruptcy Code in August 1994.

         Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Ms. Baxter,
         Dr. Shapiro and Mr. Jackson, all the nominees were elected by the shareholders of the Trust in September 1992.  Ms.
Baxter, Dr.
         Shapiro and Mr. Jackson were elected by the other
Trustees in
         January 1994, April 1995 and May 1996, respectively.
The 14
         nominees for election as Trustees at the shareholder meeting who receive the greatest number of votes of all funds, voting
         together as a single class, will be elected Trustees of the
         Trust. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the
         Trustees may vote for other nominees at their discretion, or the

         Trustees may recommend that the shareholders fix the number of
         Trustees at less than 14 for your fund.

         What are the Trustees' responsibilities?

         The Trustees are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The Trustees periodically review each fund's investment performance as well as the quality of other services provided to each fund and its shareholders by
         Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of each fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent
         administrative staff and by each fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

         Do the Trustees have a stake in the Putnam funds?

         The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds.  The
Trustees
         allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $47 million.
The
         table below lists each Trustee's current investments in each fund and in the Putnam funds as a group. Because shares of the PCM funds are offered exclusively to insurance company separate accounts, the Trustees are unable to own shares of your fund.

                            Share Ownership by Trustees



                                                      Number of
shares
                                     Year first  elected owned of
all  Putnam
                                     as  Trustee of   funds
                                      Putnam funds     as of
         Trustees                                     June
28,1996*


         Jameson                     1994             24,102
         A.
         Baxter


         Hans                        1972             26,270
         H.
         Estin


         John                        1985             123,624
         A.
         Hill


         Ronald                      1996             12,209
         J.
         Jackson


         Elizabeth                   1992             27,475
         T.
         Kennan


         Lawrence                    1992             451,608
         J.
         Lasser


         Robert                      1984             60,322
         E.
         Patterson


         Donald                      1982             160,110
         S.
         Perkins


         William                     1971             348,913
         F.
         Pounds


         George                      1957             1,516,577
         Putnam


         George                      1984             287,830
         Putnam
         III


         Eli                         1995**           80,677
         Shapiro


         A.J.C.                      1986             35,339
         Smith


         W.                          1992             79,113
         Nicholas
         Thorndike



         *       These holdings do not include shares of Putnam
money
                 market funds.
         **      Dr. Shapiro previously served as a Trustee of
the Putnam
                 funds from 1984 to 1989.

         What are some of the ways in which the Trustees represent
         shareholder interests?

         The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to
         represent shareholder interests:

                 * by carefully reviewing each fund's investment
                   performance on an individual basis with each fund's
                   managers;

                 * by also carefully reviewing the quality of the various
                   other services provided to the funds and their shareholders by Putnam Management and its affiliates;

                 * by discussing with senior management of Putnam
                   Management steps being taken to address any performance
                   deficiencies;

                 * by reviewing the fees paid to Putnam
Management to
                   ensure that such fees remain reasonable and competitive
                   with those of other mutual funds, while at the same
                   time providing Putnam Management sufficient resources
                   to continue to provide high quality services in the
                   future;

                 * by monitoring potential conflicts between the funds and
                   Putnam Management and its affiliates to ensure that the
                   funds continue to be managed in the best interests of
                   their shareholders;

                 * by also monitoring potential conflicts among funds to
                   ensure that shareholders continue to realize the
                   benefits of participation in a large and diverse family
                   of funds.


         How often do the Trustees meet?

         The Trustees meet each month (except August) over a two-day period to review the operations of each fund and of the other
         Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by each fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews
         matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques;

         the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal
         Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating
Committee,
         which is responsible for selecting nominees for election as
         Trustees.

         Each Trustee generally attends at least two formal
committee
         meetings during such monthly meeting of the Trustees.
During
         1995, the average Trustee participated in approximately
40
         committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio
         Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year.
         The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities.
         Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

         What are the Trustees paid for their services?

         Each fund pays each Trustee a fee for his or her services. Each
         Trustee also receives fees for serving as Trustee of the other
         Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each
         Trustee by your fund and by all of the Putnam funds are shown below:

         Compensation Table+

                            Aggregate Compensation From:

         Trustees       Asia   DiversifiedGlobal    Global
Growth  High   Money U.S.   VoyagerNew     UtilitiesTotal
                         Pacific Income  Asset     Growth  and
 Yield   Market Govern- Fund* Oppor- tunities Growth  Compensa-
                         Growth  Fund*   Fund*      Fund*
Income   Fund*   Fund* ment         Fund*    &      tion
                         Fund*                             Fund*
             and                  Income from

            High                  Fund*   all

            Quality                      Putnam

            Fund*                        funds**



                        $148   $1,059  $1,178    $1,961  $3,662
$1,183 $756  $1,537 $3,016$895    $1,265 $150,854
         Jameson

         A.

         Baxter




         Hans           145    1,066   1,187     1,976   3,685
1,192  759   1,547  3,031 898     1,275  150,854
         H.

         Estin




         John           148    1,059   1,178     1,962   3,659
1,183  756   1,538  3,013 893     1,265  149,854
         A.

         Hill***




         Elizabeth      145    1,066   1,187     1,976   3,685
1,192  759   1,547  3,031 898     1,275  148,854
         T.

         Kennan




         Lawrence       140    1,060   1,179     1,963   3,656
1,184  756   1,539  3,010 889     1,266  150,854
         J.

         Lasser




         Robert         150    1,073   1,195     1,989   3,714
1,200  762   1,555  3,052 907     1,283  152,854
         E.

         Patterson




         Donald         140    1,060   1,179     1,963   3,656
1,184  756   1,539  3,010 889     1,266  150,854
         S.

         Perkins




         William        148    1,059   1,179     1,962   3,658
1,183  756   1,538  3,012 892     1,265  149,854
         F.

         Pounds




         George         145    1,066   1,187     1,976   3,685
1,192  759   1,547  3,031 898     1,275  150,854
         Putnam




         George         145    1,066   1,187     1,976   3,685
1,192  759   1,547  3,031 898     1,275  150,854
         Putnam,

         III




         Eli            104    709     780       1,311   2,481
799    502   1,023  2,038 651     848    95,372
         Shapiro****




         A.J.C.         139    1,053   1,171     1,949   3,629
1,175  753   1,530  2,992 883     1,257  149,854
         Smith




         W.             150    1,073   1,195     1,989   3,714
1,200  762   1,555  3,052 907     1,283  152,854
         Nicholas

         Thorndike









         +       Ronald J. Jackson became a Trustee of the Trust
effective May 3, 1996 and received
                 no compensation from the PCM funds or the other
Putnam funds in 1995.

         * Includes an annual retainer and an attendance fee for each meeting attended.

         **      Reflects total payments received from all Putnam
funds in the most recent calendar
                 year.  As of December 31, 1995, there were 99
funds in the Putnam family.

         ***     Includes compensation deferred with respect to
certain of the PCM funds pursuant
                 to a Trustee Compensation Deferral Plan.  The
total amount of deferred
                 compensation payable to Mr. Hill by each
applicable PCM fund as of December 31,
                 1995, including income earned on such amounts,
is as follows: Global Asset Fund -
                 $566; Global Growth Fund - $939; Growth and
Income Fund - $1,775; High Yield Fund
                 - $591; U.S. Government and High Quality Fund -
$739; Voyager Fund - $1,511; and
                 Utilities Growth and Income Fund - $621.

         ****    Elected as a Trustee in April 1995.

         The Trustees have approved Retirement Guidelines for
Trustees of
         the Putnam funds. These guidelines provide generally that a
         Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a
         retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee
         retainer fees paid by each fund at the time of retirement.
         Several retired Trustees are currently receiving benefits
         pursuant to the Guidelines and it is anticipated that the current
         Trustees will receive similar benefits upon their retirement. A
         Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

         For additional information about your fund, including further information about its Trustees and officers, please see
"Further
         Information About The Funds," on page [  ].

         Putnam Investments

         Putnam Investment Management, Inc. and its affiliates,
Putnam
         Mutual Funds, the principal underwriter for shares of
each fund
         and Putnam Fiduciary Trust Company, each fund's investor servicing agent and custodian, are wholly owned by
Putnam
         Investments, Inc., One Post Office Square, Boston,
Massachusetts
         02109, a holding company that is in turn wholly owned by
Marsh &
         McLennan Companies, Inc., which has executive offices at
1166
         Avenue of the Americas, New York, New York 10036.  Marsh
&
         McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

         2.  SELECTION OF INDEPENDENT AUDITORS

         Price Waterhouse LLP, 160 Federal Street, Boston,
Massachusetts,
         independent accountants, has been selected by the Trustees as the auditors of the Trust fund for its current fiscal year.
Among
         the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the
         Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

         Approval by a majority of the shares of all funds voting together as a single class is necessary to ratify the selection of
         auditors. A representative of the independent auditors is
         expected to be present at the meeting to make statements and to respond to appropriate questions.

         PROPOSALS 3 AND 4

         As described in the following proposals, the Trustees are
         recommending that shareholders of each fund approve a number of changes to their respective funds' fundamental investment
         restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the Putnam funds, including your fund where appropriate, and in certain cases to increase each fund's investment flexibility. By having standard investment restrictions for the Putnam funds, Putnam
Management
         will be able to more easily monitor each fund's compliance with its investment policies. Many of these changes will have little practical effect on the way each fund is managed given the funds'
         current investment objectives and policies.

         For purposes of this Proxy Statement, the term
"Fixed-Income
         Funds" shall include the Diversified Income Fund, High
Yield
         Fund, Money Market Fund, and U.S. Government and High
Quality
         Fund.

         The adoption of any of these proposals is not contingent on the adoption of any other proposal.

         Each fund will vote separately on each proposal. Voting by one fund will not affect any other fund.


         3.A.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO DIVERSIFICATION

                 (FOR SHAREHOLDERS OF ALL FUNDS EXCEPT ASIA
PACIFIC GROWTH
                 FUND, NEW OPPORTUNITIES FUND AND UTILITIES
GROWTH AND
                 INCOME FUND)

         The Trustees are recommending that each of the above-referenced fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the funds the maximum investment flexibility
         permitted by the Investment Company Act of 1940 ("1940
Act").
         Under the 1940 Act, the funds, as diversified funds, generally may not, with respect to 75% of their respective total assets, invest more than 5% of their respective total assets in the securities of any one issuer (except U.S. government securities).
         The remaining 25% of their respective total assets are not subject to this restriction.

         Each fund's current restriction is more restrictive, and states that the fund may not:

                 "Invest in securities of any issuer if,
immediately after
                 such investment, more than 5% of the total assets of the
                 fund (taken at current value) would be invested in the
                 securities of such issuer; provided that this limitation
                 does not apply to U.S. Government Securities, or, with
                 respect to 25% of the fund's total assets, securities of
                 any foreign government, its agencies or
                 instrumentalities, securities of supranational entities,
                 and securities backed by the credit of a governmental
                 entity."


         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not ...

                 With respect to 75% of its total assets, invest in
                 the securities of any issuer if, immediately after
                 such investment, more than 5% of the total assets
                 of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest
or
                 principal by the U.S. government or its agencies or instrumentalities."

         If the proposed change is approved, each fund will be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from its limitations U.S. government securities, and would clarify, consistent with the 1940 Act, that U.S. government securities include those securities guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.
         Following the amendment, the funds would continue to be diversified investment companies for purposes of the
1940 Act.

         Putnam Management believes that this enhanced flexibility could assist the funds in achieving their investment objectives.
         However, during times when Putnam Management invests a higher percentage of a fund's assets in one or more issuers, the value of that fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

         Required Vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.B.1.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN THE VOTING
SECURITIES OF A
                 SINGLE ISSUER

                 (FOR SHAREHOLDERS OF EACH FUND EXCEPT UTILITIES
GROWTH
                 AND INCOME FUND)

         The Trustees are recommending that each of the above-referenced fund's fundamental investment restriction with respect to
         investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the funds the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits
         a diversified fund, such as each fund, from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The funds' current investment restriction, which is more restrictive than the 1940
         Act, states that the funds may not:

                 "Acquire more than 10% of the voting securities of any
                 issuer."

         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not ...

                 With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities
                 of any issuer."

         The amendment enables each fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets.

         This proposal will have little practical effect on the Fixed-
         Income Funds and the Money Market Fund, as these funds invest primarily in fixed-income securities which are not typically voting securities. Nevertheless, Putnam Management believes it would be in the best interest of each fund to conform its policy to provide the fund with maximum flexibility should circumstances change.

         To the extent a fund individually or with other funds and
         accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial
         condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

         In addition, certain of the companies in which certain of the funds may invest a greater portion of their assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often
         have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more
         difficult to determine the fair value of such securities for purposes of computing a fund's net asset value.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.B.2.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN THE VOTING
SECURITIES OF A
                 SINGLE ISSUER

                 (FOR UTILITIES GROWTH AND INCOME FUND ONLY)


         The Trustees are recommending that the fund's fundamental
         investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the
         Internal Revenue Code of 1986, as amended (the "Code").
Under
         the Code, a non-diversified fund such as the fund may not invest, with respect to 50% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The remaining 50%
         of the fund's total assets is not subject to this limitation.
         The fund's current investment restriction, which is more restrictive than applicable tax rules, states that the fund may
         not:

                 "Acquire more than 10% of the voting securities of any
                 issuer."

         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not . . .

                 With respect to 50% of its total assets, acquire more
                 than 10% of the outstanding voting securities of any
                 issuer."

         The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 50% of the fund's total assets. To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam
Management
         believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often
         have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more
         difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
         outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.C.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO MAKING LOANS

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other
         Putnam funds and to remove any asset limitations on the fund's ability to enter into repurchase agreements and securities loans.
         The current restriction states that each fund may not:

                 "Make loans, except by purchase of debt
obligations in
                 which the fund may invest consistent with its investment
                 policies, by entering into repurchase agreements with
                 respect to not more than 25% of its total assets
(taken
                 at current value), or through the lending of its portfolio securities with respect to not more than 25% of
                 its assets."

         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not ...

                 Make loans, except by purchase of debt
obligations
                 in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

         Following the amendment, a fund may, consistent with its investment objective and policies and applicable law, enter into
         repurchase agreements and securities loans without limit.

         When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period
(usually not
         more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest.
         When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but
         involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.D.1.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN REAL ESTATE

                 (FOR SHAREHOLDERS OF ASIA PACIFIC GROWTH FUND,
NEW
                 OPPORTUNITIES FUND AND UTILITIES GROWTH AND
INCOME FUND
                 ONLY)

         The trustees are recommending that each of the above-referenced fund's fundamental investment restriction with respect to
         investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds.
The
         current restriction states that each fund may not:

                 "Purchase or sell real estate, although it may purchase
                 securities of issuers which deal in real estate, securities which are secured by interests in real estate,
                 and securities representing interests in real estate, and
                 it may acquire and dispose of real estate or interests in
                 real estate acquired through the exercise of its rights
                 as a holder of debt obligations secured by real estate or
                 interests therein."

         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not ...

                 Purchase or sell real estate, although it may purchase securities of issuers which deal in real
                 estate, securities which are secured by
interests
                 in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate
                 acquired through the exercise of its rights as a holder of debt obligations secured by real estate
                 or interests therein."

         The proposed amendment merely conforms each fund's investment restriction and will not affect the funds' investments.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.D.2.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN REAL ESTATE

                 (FOR SHAREHOLDERS OF GLOBAL ASSET FUND, GLOBAL
GROWTH
                 FUND, GROWTH AND INCOME FUND, HIGH YIELD FUND,
MONEY
                 MARKET FUND, U.S. GOVERNMENT AND HIGH QUALITY
FUND AND
                 VOYAGER FUND ONLY)

         The Trustees are recommending that each of the above-referenced fund's fundamental investment restriction with respect to
         investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds and to provide the fund with maximum flexibility. The current restriction states that each fund may not:

                 "Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate."

         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not . . .

                 Purchase or sell real estate, although it may purchase securities of issuers which deal in real
                 estate, securities which are secured by
interests
                 in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate
                 acquired through the exercise of its rights as a holder of debt obligations secured by real estate
                 or interests therein."

         The proposed amendment enables each fund to invest in a wide range of real estate-related investments, many in which each fund may already invest under the current restriction. In addition, each fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.
         Putnam Management believes that the enhanced flexibility could assist each fund in achieving its investment objective.

         To the extent a fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased
         competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of
         obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses
         and adversely affect the fund's net asset value.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.D.3.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN REAL ESTATE

                 (FOR SHAREHOLDERS OF DIVERSIFIED INCOME FUND
ONLY)

         The Trustees are recommending that the fund's fundamental
         investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds and to provide the fund with maximum flexibility.  The current restriction states that

                 "The fund may not ...

                 "Purchase or sell real estate, although it may purchase securities of issuers which deal in real
                 estate, which are secured by interests in real estate and securities representing interests in real estate."

         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not ...

                 Purchase or sell real estate, although it may purchase securities of issuers which deal in real
                 estate, securities which are secured by
interests
                 in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate
                 acquired through the exercise of its rights as a holder of debt obligations secured by real estate
                 or interests therein."

         The proposed amendment enables the fund to invest in a wide range of real estate-related investments, many in which the fund may already invest under the current restriction. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.

         In order to enforce its rights in the event of a default of issuers of real estate-related securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses
         and adversely affect the fund's net asset value.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
         outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.E.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO CONCENTRATION OF THEIR ASSETS

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other
         Putnam funds.  In addition, with respect to the PCM
Money Market
         Fund, the Trustees are recommending that the fund's concentration policy be conformed to that of the Putnam Money Market
Fund.  The
         current restriction states that a fund may not:

                 "Invest more than 25% of the value of its total assets in
                 any one industry, except that PCM Money Market
Fund may
                 invest more than 25% of its assets in securities of banks
                 and bank holding companies as a group when in the opinion
                 of Putnam Management yield differentials make such
                 investments desirable, and suitable investments are
                 available, and except that PCM Utilities Growth and
                 Income Fund may invest more than 25% of its assets in any
                 of the public utilities industries.  (U.S.
government
                 securities and securities of any foreign government, its
                 agencies or instrumentalities, securities of supranational entities, and securities backed by the
                 credit of a governmental entity are not
considered to
                 represent an industry)."

         The proposed amended fundamental restriction is set forth below.

                 "The fund may not ...

                 Purchase securities (other than securities of the U.S.
                 government, its agencies or instrumentalities) if, as a
                 result of such purchase, more than 25% of the fund's
                 total assets would be invested in any one industry;
                 except that PCM Utilities Growth and Income Fund may
                 invest more than 25% of its assets in any of the public
                 utilities industries; and except that PCM Money
Market
                 Fund may invest up to 100% of its assets (i) in the
                 banking industry, (ii) in the personal credit institution
                 or business credit institution industries when in the
                 opinion of management yield differentials make such
                 investments desirable, or (iii) any combination of
                 these."

         The proposed change will not affect the way any fund is managed, except for the PCM Money Market Fund.

         The proposed change would permit the PCM Money Market
Fund to
         concentrate in the personal credit institution or business credit institution industries when in the opinion of Putnam
Management
         yield differentials would make such investments desirable. This ability currently exists for the Putnam Money Market
Fund.  The
         PCM Money Market Fund would continue to have the ability to concentrate in the banking industry. Putnam Management believes that this enhanced investment flexibility could assist the PCM
         Money Market Fund in achieving its investment objective.
To the
         extent the PCM Money Market Fund concentrates its investments in any industry, it is more exposed to the economic and other factors affecting such industry. Of course, the fund would only concentrate its investments when Putnam Management believes the potential benefits to the Fund justify any additional risks associated with such concentration.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.F.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO SENIOR SECURITIES

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction
         expected to be used by other Putnam funds and to make it clear that the fund is not restricted from borrowing money consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends, and technically includes all indebtedness over 5% of a fund's assets. The current restriction states that a fund may not:

                 "Issue any class of securities which is senior to the
                 fund's shares of beneficial interest."

         The proposed amended fundamental investment restriction is set forth below.

                 "The fund may not ...

                 Issue any class of securities which is senior to the
                 fund's shares of beneficial interest, except for permitted borrowings."

         Although Putnam Management believes that each fund may currently borrow money to the maximum extent permitted by its existing policies without violating its current restriction, it believes that amending the restriction will avoid any possible ambiguity.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.G.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN COMMODITIES

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that a fund may not:

                 "Purchase or sell commodities or commodity contracts,
                 except that it may purchase or sell futures contracts,
                 options on futures, forward contracts and options on
                 foreign currencies."

         The proposed amended fundamental restriction is set forth below.

                 "The fund may not . . .

                 Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

         Under the revised restriction, each fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions to the extent consistent with its investment objectives and policies. Although each fund may already engage in many of these activities, Putnam
Management
         believes that the revised language more clearly sets forth each fund's policy. The addition of financial transactions not
         involving the direct purchase or sale of physical commodities is intended to give each fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.A.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN SECURITIES OF
ISSUERS IN
                 WHICH MANAGEMENT OF THE FUNDS OR PUTNAM
INVESTMENT
                 MANAGEMENT OWNS SECURITIES

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending eliminating each fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or
         Putnam Management owns a certain percentage of securities. The current restriction states that a fund may not:

                 "Invest in securities of any issuer if, to the knowledge
                 of the Trust, officers and Trustees of the Trust and
                 officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that
                 issuer together beneficially own more than 5%."

         By eliminating this restriction, each fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or
Putnam
         Management, except to the extent otherwise prohibited by the fund's investment policies or the 1940 Act.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.B.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO MARGIN TRANSACTIONS

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction with respect to margin transactions be eliminated. "Margin transactions" involve the purchase of
         securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan.
         The current restriction states that a fund may not:

                 "Purchase securities on margin, except such short-term
                 credits as may be necessary for the clearance of purchases and sales of securities, and except that  it
                 may make margin payments in connection with transactions
                 in futures contracts and related options."

         Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require a fund to have such a
         restriction. If the restriction were removed, a fund would be able to engage in margin transactions to the extent consistent with its investment policies and the 1940 Act.

         The fund's potential use of margin transactions beyond transactions in financial futures and options and for the
         clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by the SEC position that margin transactions are prohibited under Section 18 of the 1940 Act because they create
         senior securities. The fund's ability to engage in margin
         transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited
         circumstances.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.C.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO SHORT SALES

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction with respect to short sales be eliminated.
         The current restriction states that a fund may not:

                 "Make short sales of securities or maintain a short
                 position for the account of the fund unless at all times
                 when a short position is open the fund owns an equal
                 amount of such securities or owns securities which,
                 without payment of any further consideration, are
                 convertible into or exchangeable for securities of the
                 same issue as, and equal in amount to, the securities
                 sold short."

         Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require a fund to have such a
         restriction.

         In a typical short sale, the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date,
         and it realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value
         (after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales in which the fund does not own or have the right to acquire at no added cost securities identical to those sold short that are significantly greater than the value of the securities at the
         time they are sold short.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.D.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO PLEDGING ASSETS

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated. The current restriction states that a fund may not:

                 "Pledge, hypothecate, mortgage, or otherwise encumber its
                 assets in excess of 15% of the fund's total assets (taken
                 at current value) and then only to secure borrowings
                 permitted by restriction 1 above. (The deposit of
                 underlying securities and other assets in escrow and
                 other collateral arrangements in connection with the
                 writing of put or call options and collateral arrangements with respect to margin for futures contracts
                 and related options are not considered to be pledges or
                 other encumbrances.)" [Restriction 1 referred to in this
                 restriction allows each fund except for the Voyager Fund
                 to borrow up to 10% of its total assets for certain
                 purposes and allows the Voyager Fund to borrow more than
                 50% of its total assets less certain
liabilities.]

         Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require a fund to have such a
         restriction.

         This proposal would remove all restrictions on each fund's ability to pledge assets. Putnam Management believes that this enhanced flexibility could assist each fund in achieving its investment objective. Further, Putnam Management believes that each fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises
         because banks may require borrowers such as the funds to pledge assets in order to collateralize the amount borrowed.
These
         collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If a fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets or, with respect to
         Voyager Fund, more than 50% of its total assets less certain liabilities), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets.
Thus,
         the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

         Pledging assets does entail certain risks. To the extent that a fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.E.1.  ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN RESTRICTED
SECURITIES

                 (FOR SHAREHOLDERS OF ALL FUNDS EXCEPT ASIA
PACIFIC GROWTH
                 FUND, NEW OPPORTUNITIES FUND, UTILITIES GROWTH
AND INCOME
                 FUND AND MONEY MARKET FUND)

         The Trustees are recommending that each of the above-referenced fund's fundamental investment restriction which limits its investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that a fund may not:

                 "Purchase securities the disposition of which is restricted under federal securities laws, if, as
a
                 result, such investments would exceed 15% of the value of
                 the fund's net assets, excluding restricted securities
                 that have been determined by the Trustees of the Trust
                 (or the person designated by them to make such determinations) to be readily marketable."

         Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit a fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated
         by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

         By eliminating this restriction, each fund would have maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments.

         To the extent a fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value.
In
         addition, a fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.E.2.  ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN RESTRICTED
SECURITIES

                 (FOR SHAREHOLDERS OF MONEY MARKET FUND ONLY)

         The Trustees are recommending that the above-referenced fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

                 "Purchase securities the disposition of which is restricted under federal securities laws, if, as
a
                 result, such investments would exceed 10% of the value of
                 the fund's net assets."

         Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit the fund from investing more than 10% of its assets in illiquid securities, including restricted securities.

         By eliminating this restriction, the fund would then have maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments.

         To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value.
In
         addition, the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily
         dispose of its illiquid investments.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
         outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.F.1.  ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO CERTAIN OIL, GAS AND MINERAL
INTERESTS

                 (FOR SHAREHOLDERS OF ALL FUNDS EXCEPT UTILITIES
GROWTH
                 AND INCOME FUND)

         The Trustees are recommending that each of the above-referenced fund's fundamental investment restriction with respect to
         investments in oil, gas and mineral leases, rights or royalty contracts be eliminated. The current restriction states that a fund may not:

                 "Buy or sell oil, gas or other mineral leases, rights or
                 royalty contracts."

         Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the funds to have
         such a restriction.

         Putnam Management believes that the current restriction is unnecessarily restrictive, and could prevent the fund from investing in certain opportunities to the fullest extent that
         Putnam Management believes would best serve the fund's investment objective. If the proposal is approved, the fund would be able to invest, consistent with applicable regulatory requirements, in a variety of securities the value of which is dependent upon the value of oil, gas and mineral interests, including securities which represent interests in, are secured by, or are issued by companies which deal in, such interests.

         Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances,
         the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), reserves and the development of new
         techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of
         alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce
         its rights in the event of a default of an issuer of these securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets
         securing the issuer's obligations. This could increase a fund's operating expenses and adversely affect the fund's net asset value.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.F.2.  ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS
AND
                 MINERAL INTERESTS

                 (FOR SHAREHOLDERS OF UTILITIES GROWTH AND INCOME
FUND
                 ONLY).

         The Trustees are recommending that the above-referenced fund's fundamental investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated. The current restriction states that the fund may not:

                 "Buy or sell oil, gas or other mineral leases, rights or
                 royalty contracts, although it may purchase securities of
                 issuers which deal in, represent interests in, or are
                 secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases,
                 rights, or contracts acquired through the exercise of its
                 rights as a holder of debt obligations secured thereby."

         Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such
         a restriction.

         Putnam Management also believes that eliminating the restriction will provide the fund with maximum investment flexibility.

         Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances,
         the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of
         new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of
         alternative energy sources and alterative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various
         legal proceedings or take possession of and manage assets
         securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
         outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.G.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTING TO GAIN CONTROL OF A
COMPANY'S
                 MANAGEMENT

                 (FOR SHAREHOLDERS OF ALL FUNDS)

         The Trustees are recommending that each fund's fundamental investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that a fund can freely exercise its rights as a shareholder of the various companies in which it may invest, which may at times fall under the technical definition of
         control. These rights may include the right to actively oppose or support the management of such companies.

         With respect to the Fixed-Income Funds, this proposal will not impact the majority of such funds' investments.
Nevertheless,
         Putnam Management believes it would be in the best interest of each fund to eliminate the restriction.

         Putnam Management believes that eliminating this restriction will allow each fund maximum flexibility to protect the value of its investments through influencing management of companies in which it may invest. Putnam Management believes that a fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment. Activities in which a fund may engage might include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes that each fund currently may engage in such activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to a fund in protecting their interests as shareholders.

         This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, a fund could be drawn into lawsuits related to these activities. Each fund will direct its efforts toward those instances where Putnam
Management
         believes the potential for benefit to the fund outweighs potential litigation risks.

         Required vote. Approval of this proposal by each fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         5.      AMENDING THE AGREEMENT AND DECLARATION OF TRUST
TO PERMIT
                 ISSUANCE OF ADDITIONAL CLASSES OF SHARES

         The Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") currently provides for the issuance of
         one class of shares for each series (or Fund) of the Trust. The
         Trustees recommend that they be authorized to amend the Declaration of Trust to permit the Trustees, without further
         shareholder action, to issue one or more additional classes of shares of the funds, having such preferences and special or relative rights and privileges as the Trustees may determine.

         The purpose of these amendments would be to permit the Trust to take advantage of alternative methods of selling shares of the funds. Presently, shares of the funds are sold solely at net asset value to separate accounts of various insurers with no sales commission or load being charged. The Trust and its
         underwriter, Putnam Mutual Funds, are currently considering offering insurance company separate accounts the option of buying shares that bear ongoing distribution fees paid to Putnam Mutual
         Funds for its services and expenses in connection with the sale of such shares, including promotional incentives paid to dealers that sell variable insurance products. The costs associated with the distribution of such shares would be allocated among those insurance company separate accounts that elect this optional method of purchasing shares. Contract Owners whose accounts are currently allocated to shares of the funds would not bear any portion of such costs.

         Any such additional classes of shares of a particular fund would participate on a proportionate basis with all other classes of shares in all other respects, including investment income, realized and unrealized gains and losses on portfolio investments, and other operating expenses. All classes of shares
         will generally vote together as a single class, except where a particular matter affects a class materially differently from other classes, in which case a class will vote separately as to that matter.

         The offering of new classes of shares is not expected to have any adverse affect on the funds' current shareholders.
Costs
         attributable to any new classes of shares will be borne solely by shareholders of any such class, and not current shareholders, unless they elect to purchase shares of any such class.

         The Trustees believe that providing alternative methods of purchasing shares of the Funds may lead to increased sales, resulting in greater investment flexibility and, to the extent of any increase in the size of a fund, possible reductions in operating expense ratios for all classes due to economies of scale, thus benefitting both existing and future shareholders.

         The proposed amendments would permit the creation of additional classes of shares for other purposes as well. However, the
         Trustees have no present intention of creating additional classes of shares for purposes other than as described above.

         Required vote. Approval of this proposal as to any Fund will require the affirmative vote of a majority of outstanding shares of such Fund.

         If the shareholders of a Fund do not approve the proposal, the
         Declaration of Trust will remain unchanged as to any such Fund.

         Further Information About Voting and the Shareholder
Meeting

         Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy --
         constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by each fund as tellers for the meeting.

         The tellers will count the total number of votes cast
"for"
         approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, abstentions do not have any effect on the outcome of the proposal.
With respect
         to any other proposals, abstentions have the effect of a negative vote on the proposal. Each of the Insurance Companies holding shares of the funds have agreed to vote their shares in proportion to and in the manner instructed by Contract
Owners.
         As stated previously, if instructions are not received or a
         Contract Owner leaves the voting discretionary for a particular fund, the relevant Insurance Company will vote shares in the same proportion as shares of that fund for which it has received instructions.

         Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters
         properly come before the meeting, it is their intention that absent specific Contract Owner instructions to the contrary, the
         Insurance Companies holding shares of the funds will vote on such matters in accordance with their best judgment.

         Simultaneous meetings. The meeting of shareholders of the Trust is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is
         anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.


         Solicitation of proxies and voting instructions. In addition to soliciting proxies and voting instructions by mail, Trustees of each fund and employees of the Insurance Companies, Putnam
         Management, Putnam Fiduciary Trust Company and Putnam
Mutual
         Funds may solicit voting instructions from Contract
Owners in
         person or by telephone. Each fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate Contract Owners' identities, to allow them to direct the voting of shares attributable to their accounts in accordance with their instructions and to confirm that their instructions have been
         properly recorded. Each fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful
         legal challenge, such votes would not be counted at the meeting.
         Your fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number the
Insurance
         Companies or Putnam Investments, as the case may be, has in its records for their accounts, and would be asked for their Social
         Security number or other identifying information.  The
Contract
         Owners would then be given an opportunity to give their voting instructions. To ensure that the Contract Owners' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-
         free number will be available in case the information contained in the confirmation is incorrect.

         Each fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies.

         Proxies and voting instructions may be solicited from shareholders who have not voted or who have abstained from voting and from
         Contract Owners who have not provided voting instructions or have abstained from providing voting instructions.

         Each of the funds has also retained at its expense D.F.
King & Co.
         Inc., 77 Water Street, New York, NY 10055, to aid in the solicitation instructions for registered accounts, for a fee not to
         exceed $17,500 plus reasonable out-of-pocket expenses for mailing and phone costs.

         Revocation of proxies. Proxies executed by any of the Insurance
         Companies may be revoked at any time before they are voted by a written revocation received by the Clerk of the appropriate fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

         Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1997.
         Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a
         reasonable period of time prior to any such meeting.

         Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The appropriate Insurance Companies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Such fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Financial information. The Trust will furnish, without charge, to any of its shareholders upon request a copy of the Trust's annual report for its most recent fiscal year, and a copy of its
         semiannual report for any subsequent semiannual period.
Such
         requests may be directed to Putnam Investor Services, P.O. Box
         41203, Providence, RI  02940-1203 or 1-800-225-1581.

         Further Information About Your Funds

         Limitation of Trustee liability.  The Agreement and
Declaration of
         Trust of the Trust provides that the Trust will indemnify its
         Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Audit and Nominating Committees. The voting members of the Audit
         Committee of the Trust include only Trustees who are not "interested persons" of the Trust by reason of any affiliation with
         Putnam Investments and its affiliates.  The Audit
Committee
         currently consists of Messrs. Estin (Chairman), Perkins
(without
         vote), Putnam, III (without vote), Shapiro, Smith
(without vote),
         and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust or Putnam
Management.
         The Nominating Committee currently consists of Dr.
Pounds and Ms.
         Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin,
Hill,
         Jackson, Patterson, Shapiro, and Thorndike.

         Officers and other information.  In addition to George
Putnam and
         Lawrence J. Lasser, the officers of the Trust are as follows:


Year First

Elected
         Name (age)                Office (Specific fund only)to
Office


         Charles                   Executive Vice President
19__
         E. Porter
         (58)


         Patricia                  Senior Vice President
19__
         C. Flaherty
         (49)


         John D.                   Senior Vice President
19__
         Hughes
         (61)


         Gordon                    Vice President
19__
         H. Silver
         (49)


         Gary N.                   Vice President
19__
         Coburn
         (50)


         Peter                     Vice President
19__
         Carman
         (55)


         Tim Ferguson              Vice President
19__
         (__)


         Brett                     Vice President
19__
         C. Browchuk
         (33)


         D. William                Vice President
19__
         Kohli*                    (Diversified Income Fund
         (35)                      and  Global Asset Allocation
                                   Fund)


         Anthony                   Vice President
19__
         I. Kreisel*               (Growth and Income Fund)
         (51)


         William                   Vice President
19__
         J. Landes**               (Global Asset Allocation)
         (43)


         Michael                   Vice President
19__
         Martino*                  (Diversified Income Fund)
         (43)


         Carol                     Vice President
19__
         C. McMullen*              (Global Growth Fund)
         (41)


         Robert                    Vice President
19__
         Swift*                    (Global Growth Fund)
         (36)


         Ami T,                    Vice President
19__
         Kuan*                     (Global Growth Fund)
         (  )


         Daniel                    Vice President
19__
         L. Miller*                (New Opportunities Fund)
         (39)


         Robert                    Vice President
19__
         R. Beck*                  (Voyager Fund)
         (56)


         Richard                   Vice President
19__
         M. Frucci*                (Global Asset Allocation
         (51)                       Fund)


         Roland                    Vice President
19__
         W. Gillis*                (Voyager Fund)
         (47)


         David                     Vice President
19__
         L. King*                  (Growth and Income Fund,
         (39)                       Global Asset Allocation
                                   Fund)


         Jennifer                  Vice President
19__
         E. Leichter*              (Diversified Income Fund)
         (35)


                                   Neil J. Powers* (34)
Vice President

(Diversified

Income Fund)


19__                               Christopher A. Ray* (33)
Vice President

(Utilities

Growth and

Income  Fund
                                                              and
Global

Asset  Allocation

Fund)


19__                               Sheldon N. Simon* (39)
Vice President

(Utilities

Growth and

Income  Fund)


19__                               John K. Storkerson* (57)
Vice President

(Global Growth

Fund and

Global Asset

Allocation

Fund)


19__                               Charles H. Swanberg* (48)
Vice President

(Voyager Fund)


19__                               Kenneth J. Taubes* (38)
Vice President

(U.S. Government
                                                              and
High

Quality Fund)


19__                               David K. Thomas* (54)
Vice President

(Asia Pacific

Growth Fund)


19__                               Rosemary H. Thomsen* (35)
Vice President

(High Yield

Fund)


19__                               David J. Santos* (38)
Vice President

(Global Asset

Allocation

Fund)


19__                               Mark J. Siegel* (36)
Vice President

(Diversified

Income Fund)


19__                               Lindsey C. Strong* (35)
Vice President

(Money Market

Fund)


19__                               William N. Shiebler
(54)***Vice President


19__                               John R. Verani (57)
Vice President


19__                               Paul M. O'Neil (43)
Vice President


19__                               Beverly Marcus (52)
Clerk


19__



         __________________________

         *    One of the fund's portfolio managers
         **   Lead Portfolio Manager
         ***  President of Putnam Mutual Funds

         All of the officers are employees of Putnam Management or its affiliates.  Because of their positions with Putnam
Management or
         its affiliates or their ownership of stock of Marsh &
McLennan
         Companies, Inc., the parent corporation of Putnam
Management and
         Putnam Mutual Funds, Messrs. Putnam, George Putnam, III,
Lasser and
         Smith (nominees for Trustees of the Trust), as well as the officers of the Trust, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the Trust.

          Assets and shares outstanding of each fund as of September 6, 1996

                                                         Number
of  Shares

Outstanding
         Fund Name
              Net Assets


         Asia Pacific                   $ 700,877,401
9,900,277
         Growth
         Fund


         Diversified                    425,022,368
39,950,129
         Income
         Fund


         Global                         642,439,778
40,868,193
         Asset
         Fund


         Global                         1,116,330,002
72,634,571
         Growth
         Fund


         Growth                         4,596,752,406
210,264,571
         and Income
         Fund


         High Yield                     647,038,729
52,704,280
         Fund


         Money                          453,896,399
453,896,399
         Market
         Fund


         U.S. Government                743,534,350
59,426,435
         and High
            Quality
         Fund


         New Opportunities              1,319,777,118
77,841,534
         Fund


         Utilities                      590,101,419
44,006,052
         Growth
         and Income
          Fund


         Voyager                        2,815,940,337
90,728,697
         Fund



         5% beneficial ownership as of August 30, 1996.

         Persons beneficially owning more than 5% of the fund's shares

         ASIA PACIFIC GROWTH FUND

         DIVERSIFIED INCOME FUND

         GLOBAL ASSET ALLOCATION FUND

         GLOBAL GROWTH FUND

         GROWTH AND INCOME FUND

         HIGH YIELD FUND

         MONEY MARKET FUND

         NEW OPPORTUNITIES FUND

         U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

         UTILITIES GROWTH AND INCOME FUND

         VOYAGER FUND

         PUTNAMINVESTMENTS
         The Putnam Funds

         One Post Office Square
         Boston, Massachusetts 02109
         Toll-free 1-800-225-1581

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Asia Pacific Growth Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Asia Pacific Growth Fund on December
5, 1996,
         at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.B.1.,
3.C.,
         3.D.1., 3.E.-3.G., 4.A.-4.D., 4.F.1, 4.G and 5.  In
their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.1   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


             G.    Investments in  commodities/    /     /    /
 /    /


             4.                            Eliminate
                                           the fund's
                                            fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               F.1                     Investments

                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Diversified Income Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Diversified Income Fund on December
5, 1996, at
         2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2 and 3.A., 3.B.1.,
         3.C., 3.D.3., 3.E.-3.G., 4.A.-4.D., 4.E.1, 4.F.1, 4.G
and 5.  In
         their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call  1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification.        /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.3   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.1                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Global Asset Allocation Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Global Asset Allocation Fund on
December 5,
         1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.A.,
3.B.1., 3.C.,
         3.D.2., 3.E.-3.G., 4.A.-4.D., 4.E.1, 4.F.1, 4.G and 5.
In their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call  1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification.        /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.2   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.1                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Global Growth Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Global Growth Fund on December 5,
1996, at 2:00
         p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.A.,
3.B.1., 3.C.,
         3.D.2., 3.E.-3.G., 4.A.-4.D., 4.E.1, 4.F.1, 4.G and 5.
In their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
         call
              1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification.        /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.2   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.1                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Growth and Income Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Growth and Income Fund on December
5, 1996, at
         2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.A.,
3.B.1., 3.C.,
         3.D.2., 3.E.-3.G., 4.A.-4.D., 4.E.1, 4.F.1, 4.G and 5.
In their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification.        /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.2   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.1                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM High Yield Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM High Yield Fund on December 5, 1996, at 2:00
         p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.A.,
3.B.1., 3.C.,
         3.D.2., 3.E.-3.G., 4.A.-4.D., 4.E.1, 4.F.1, 4.G and 5.
In their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification.        /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.2   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.1                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Money Market Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Money Market Fund on December 5,
1996, at 2:00
         p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.A.,
3.B.1., 3.C.,
         3.D.2., 3.E.-3.G., 4.A.-4.D., 4.E.2, 4.F.1, 4.G and 5.
In their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification.        /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.2   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.2                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM New Opportunities Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM New Opportunities Fund on December
5, 1996, at
         2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.B.1.,
3.C.,
         3.D.1., 3.E.-3.G., 4.A.-4.D., 4.F.1, 4.G and 5.  In
their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.1   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


             G.    Investments in  commodities/    /     /    /
 /    /


             4.                            Eliminate
                                           the fund's
                                            fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               F.1                     Investments

                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM U.S. Government and High Quality Bond Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM U.S. Government and High Quality
Bond Fund on
         December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the
         undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.A.,
3.B.1., 3.C.,
         3.D.2., 3.E.-3.G., 4.A.-4.D., 4.E.1, 4.F.1, 4.G and 5.
In their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification         /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.2   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.1                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Utilities Growth and Income Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Utilities Growth and Income Fund on
December 5,
         1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.B.2.,
3.C.,
         3.D.1., 3.E.-3.G., 4.A.-4.D., 4.F.2, 4.G and 5.  In
their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             B.2   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.1   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


             G.    Investments in  commodities/    /     /    /
 /    /


             4.                            Eliminate
                                           the fund's
                                            fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               F.2                     Investments

                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         City                               State
Zip
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Telephone
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DO YOU HAVE ANY COMMENTS?

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _


         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!
         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on December 5, 1996 for PCM Voyager Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately,
         Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of PCM Voyager Fund on December 5, 1996, at
2:00 p.m.,
         Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
Trustees
         as set forth in Proposal 1 and FOR Proposals 2, 3.A.,
3.B.1., 3.C.,
         3.D.2., 3.E.-3.G., 4.A.-4.D., 4.E.1, 4.F.1, 4.G and 5.
In their
         discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note:     If you have questions on any of the proposals,
please
                   call 1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Shareholder sign here    Date

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _
         Co-owner sign here  Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection    FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent /    /     /    /
/    /
                   auditors  of your fund.


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             A.    Diversification.        /    /     /    /
/    /


             B.1   Investments in the  voting

                   securities of  a single /    /     /    /
/    /
                   issuer.


             C.    Making loans.           /    /     /    /
/    /


             D.2   Investments in real     /    /     /    /
/    /
                    estate.


             E.    Concentration of its    /    /     /    /
/    /
                    Assets


             F.    Senior Securities       /    /     /    /
/    /


                   G.                      Investments/    /
/    /
                                           in  commodities



/            4.                            Eliminate
                                            the fund's
         /                                  fundamental
                                            investment
                                            restriction
                                           with  respect

                                           to:


                   A.                      Investments
                                           in  securities

                                           of issuers
                                            in which
                                           management
                                            of the     /    /
/    /
                                           fund or
                                           Putnam
                                            Investment
                                           Management
                                            owns securities.



                   B.                      Margin     /    /
/    /
                                           transactions.




         /    /



/    /               C.                      Short sales./    /
 /    /


/    /               D.                      Pledging   /    /
/    /
                                           assets.


/    /               E.1                     Investments

                                           in  restricted/    /
 /    /
                                            securities.


                   F.1                     Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests


                   G.                      Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                           management


             5.                            Amend the  /    /
/    /
         /                                 Trust's
                                             Declaration

         /                                 of Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                           of  shares


/

         /

                       AMERICAN EXPRESS FINANCIAL ADVISORS INC.


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996
         For the PCM New Opportunities Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by American Express
Financial
         Advisors Inc. ("American Express") from owners of variable annuity policies issued by American Express who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM New Opportunities Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- ------------------------------------
                                       Co-owner sign here
  Date


              AMERICAN EXPRESS FINANCIAL ADVISORS INC.

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the
         PCM New Opportunities Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by American Express
Financial
         Advisors Inc. ("American Express") from owners of variable annuity policies issued by American Express who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY AMERICAN EXPRESS IN
THE MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         AMERICAN EXPRESS FOR THE FUND. The undersigned, by completing this form, does hereby authorize American Express and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /           FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection   FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent
                   auditors  of your fund./    /     /    /     /
  /


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             B.1.  Investments in the
                    voting securities      /    /     /    /
/    /
                   of  a single issuer.



             C.    Making loans.          /    /     /    /     /
  /


                                          /    /     /    /     /
  /
             D.1.  Investments in real
                    estate.


             E.    Concentration of its   /    /     /    /     /
  /
                    assets.


             F.    Senior securities.     /    /     /    /     /
  /


             G.    Investments in  commodities./    /     /    /
  /    /


         4.        Eliminate the fund's
                    fundamental  investment
                    restriction with  respect

                   to:


             A.    Investments in  securities/    /     /    /
/    /
                   of issuers  in which
                   management  of the
                   fund or Putnam  Investment

                   Management  owns securities.



             B.    Margin transactions.   /    /     /    /     /
  /


             C.    Short sales.           /    /     /    /     /
  /


             D.    Pledging assets.       /    /     /    /     /
  /


             E.1.  Investments in  restricted

                    securities.            /    /     /    /
/    /


                   F.1.                   Investments
                                          in  certain/    /     /
  /
                                          oil, gas
                                          and  mineral
                                          interests.


                   G.                     Investing
         /                                to gain    /    /     /
  /
                                            control
         /                                of a  company's

                                          management.


             5.                           Amend the  /    /     /
  /
         /                                Agreement
                                            and Declaration

         /                                of  Trust
                                          of the
                                          Trust
                                          to  permit
                                          the issuance
                                           of additional

                                          classes
                                           of shares.


/

         /

                            PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of Shareholders to be held on
                   December 5, 1996 for the PCM Utilities Growth and
               Income Fund (the "fund") of Putnam Capital Manager
Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.


         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Utilities Growth and Income Fund of
Putnam
         Capital Manager Trust on December 5, 1996, at 2:00 p.m.,
Boston
         time, and at any adjournments thereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Global Growth Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

          _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection   FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent
                   auditors  of your fund./    /     /    /     /
  /


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:


             B.2.  Investments in the
                    voting securities      /    /     /    /
/    /
                   of  a single issuer.



             C.    Making loans.          /    /     /    /     /
  /


                                          /    /     /    /     /
  /
             D.1.  Investments in real
                    estate.


             E.    Concentration of its   /    /     /    /     /
  /
                    assets.


             F.    Senior securities.     /    /     /    /     /
  /


             G.    Investments in  commodities./    /     /    /
  /    /


         4.        Eliminate the fund's
                    fundamental  investment
                    restriction with  respect

                   to:


             A.    Investments in  securities

                   of issuers  in which
                   management  of the
                   fund or Putnam  Investment/    /     /    /
/    /
                   Management  owns securities.



             B.    Margin transactions.   /    /     /    /     /
  /


             C.    Short sales.           /    /     /    /     /
  /


             D.    Pledging assets.       /    /     /    /     /
  /


             E.1.  Investments in  restricted

                    securities.            /    /     /    /
/    /


                   F.2.                   Investments
                                          in  certain/    /     /
  /
                                          oil, gas
                                          and  mineral
                                          interests.


                   G.                     Investing
         /                                to gain    /    /     /
  /
                                            control
         /                                of a  company's

                                          management.


             5.                           Amend the
         /                                Agreement
                                            and Declaration

         /                                of  Trust  /    /     /
  /
                                          of the
                                          Trust
                                          to  permit
                                          the issuance
                                           of additional

                                          classes
                                           of shares.





         /

         /

                            PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of Shareholders to be held on
          December 5, 1996 for the PCM Asia Pacific Growth Fund
(the "fund")
                           of Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Asia Pacific Growth Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders,
December 5, 1996
         for the PCM Asia Pacific Growth Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.1.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                             in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust  /    /
/    /
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.





         /

         /

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
           December 5, 1996 for the PCM Diversified Income Fund
(the "fund")
                           of Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Diversified Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Diversified Income Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:


              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.3.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                             in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust  /    /
/    /
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.




         /

         /

                            PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of Shareholders to be held on
               December 5, 1996 for the PCM Global Asset
Allocation Fund
                     (the "fund") of Putnam Capital Manager
Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Global Asset Allocation  Fund of
Putnam Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments hereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Global Asset Allocation Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                             in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust  /    /
/    /
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.





         /

         /

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
            December 5, 1996 for the PCM Global Growth Fund (the
"fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Global Growth Fund of Putnam Capital
Manager
         Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
            December 5, 1996 for the PCM Global Growth Fund (the
"fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.



         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust  /    /
/    /
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.





         /

         /

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
          December 5, 1996 for the PCM Growth and Income Fund
(the "fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Growth and Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:


             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust  /    /
/    /
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.





         /

         /

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
             December 5, 1996 for the PCM High Yield Fund (the
"fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM High Yield Fund of Putnam Capital
Manager Trust
         on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM High Yield Fund (the "fund") of Putnam Capital
Manager Trust.

         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                             in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the
         /                                  Declaration
                                            of Trust
         /                                  of the     /    /
/    /
                                           Trust
                                           to  permit
                                           the issuance
                                            of additional

                                            classes
                                           of shares.





         /

         /

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
            December 5, 1996 for the PCM Money Market Fund (the
"fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Money Market Fund of Putnam Capital
Manager
         Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Money Market Fund (the "fund") of Putnam Capital
Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.          Ratify the selection   FOR        AGAINST
ABSTAIN
                      of Price Waterhouse

                      LLP as the  independent

                     auditors  of your fund./    /     /    /
/    /


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              A.     Diversification.       /    /     /    /
/    /


              B.1.   Investments in the
                      voting securities      /    /     /    /
/    /
                     of  a single issuer.



              C.     Making loans.          /    /     /    /
/    /


                                            /    /     /    /
/    /
              D.2.   Investments in real
                      estate.



              E.     Concentration of its   /    /     /    /
/    /
                      assets.



              F.     Senior securities.     /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the fund's
                      fundamental  investment

                      restriction with  respect

                     to:


              A.     Investments in  securities

                     of  issuers in which
                      management of the

                      fund or Putnam  Investment

                      Management owns  securities.

                                            /    /     /    /
/    /


              B.     Margin transactions.   /    /     /    /
/    /


              C.     Short sales.           /    /     /    /
/    /


              D.     Pledging assets.       /    /     /    /
/    /


                     E.2.                   Investments
                                            in  restricted/    /
  /    /
                                             securities.



                     F.1.                   Investments
         /    /                              in  certain/    /
/    /
                                            oil, gas
                                            and  mineral

                                            interests.


                     G.                     Investing
         /                                  to gain    /    /
/    /
                                              control

         /                                  of a  company's

                                             management.



              5.                            Amend the
         /                                  Agreement
                                              and Declaration

         /                                  of  Trust  /    /
/    /
                                            of the
                                            Trust
                                             to permit

                                            the  issuance

                                            of  additional

                                            classes
                                             of shares.






         /


         /

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
          December 5, 1996 for the PCM New Opportunities Fund
(the "fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM New Opportunities Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM New Opportunities Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.          Ratify the selection  FOR        AGAINST
ABSTAIN
                      of Price Waterhouse
                      LLP as the  independent

                     auditors  of your     /    /     /    /
/    /
                     fund.


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              B.1.   Investments in the
                      voting securities     /    /     /    /
/    /
                     of  a single issuer.



              C.     Making loans.         /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.1.   Investments in real
                      estate.


              E.     Concentration of its  /    /     /    /
/    /
                      assets.


              F.     Senior securities.    /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the fund's
                      fundamental  investment

                      restriction with
                      respect to:


              A.     Investments in  securities

                     of  issuers in which
                      management of the
                      fund or Putnam  Investment/    /     /    /
   /    /
                      Management owns  securities.



              B.     Margin transactions.  /    /     /    /
/    /


              C.     Short sales.          /    /     /    /
/    /


              D.     Pledging assets.      /    /     /    /
/    /


              E.1.   Investments in  restricted

                      securities.           /    /     /    /
/    /


                     F.1.                  Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                     G.                    Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust  /    /
/    /
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.





         /

         /

                            PARAGON LIFE INSURANCE COMPANY


          Voting Instructions for the Meeting of Shareholders to be held on
             December 5, 1996 for the PCM U.S. Government and
High Quality
                Bond Fund (the "fund") of Putnam Capital Manager
Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM U.S. Government and High Quality
Bond Fund of
         Putnam Capital Manager Trust on December 5, 1996, at
2:00 p.m.,
         Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM U.S. Government and High Quality Bond Fund
(the "fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.        Ratify the selection   FOR        AGAINST
ABSTAIN
                    of Price Waterhouse
                    LLP as the  independent
                   auditors  of your fund./    /     /    /     /
  /


         3.        Amend the fund's  fundamental

                    investment  restriction
                   with  respect to:



             A.    Diversification.       /    /     /    /     /
  /


             B.1.  Investments in the
                    voting securities      /    /     /    /
/    /
                   of  a single issuer.



             C.    Making loans.          /    /     /    /     /
  /


                                          /    /     /    /     /
  /
             D.2.  Investments in real
                    estate.


             E.    Concentration of its   /    /     /    /     /
  /
                    assets.


             F.    Senior securities.     /    /     /    /     /
  /


             G.    Investments in  commodities./    /     /    /
  /    /


         4.        Eliminate the fund's
                    fundamental  investment
                    restriction with  respect

                   to:


             A.    Investments in  securities

                   of  issuers in which
                    management of the
                    fund or Putnam  Investment/    /     /    /
 /    /
                    Management owns  securities.



             B.    Margin transactions.   /    /     /    /     /
  /


             C.    Short sales.           /    /     /    /     /
  /


             D.    Pledging assets.       /    /     /    /     /
  /


                   E.1.                   Investments
                                          in  restricted/    /
/    /
                                           securities.


                   F.1.                   Investments
         /    /                             in  certain/    /
/    /
                                          oil, gas
                                          and  mineral
                                          interests.


                   G.                     Investing
         /                                to gain    /    /     /
  /
                                            control
         /                                of a  company's

                                           management.


             5.                           Approving
         /                                an  amendment
                                           to the
         /                                 Agreement
                                          and  Declaration/    /
  /    /
                                          of Trust
                                           of the
                                          Trust
                                          to  permit
                                          the issuance
                                           of additional

                                           classes
                                          of shares.






         /

         /

                            PARAGON LIFE INSURANCE COMPANY


            Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the
"fund") of
                             Putnam Capital Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Voyager Fund of Putnam Capital
Manager Trust on
         December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

                            PARAGON LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the "fund") of Putnam Capital
Manager Trust.


         This Instruction Card is solicited by Paragon Life
Insurance
         Company ("Paragon") from owners of group variable universal life policies issued by Paragon who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY PARAGON IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY PARAGON
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize Paragon and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection  FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your     /    /     /    /     /
  /
                    fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.      /    /     /    /     /
  /


             B.1.   Investments in the
                     voting securities     /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.         /    /     /    /     /
  /


                                          /    /     /    /     /
  /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its  /    /     /    /     /
  /
                     assets.


             F.     Senior securities.    /    /     /    /     /
  /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with
                     respect to:


             A.     Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



             B.     Margin transactions.  /    /     /    /     /
  /


             C.     Short sales.          /    /     /    /     /
  /


             D.     Pledging assets.      /    /     /    /     /
  /


                    E.1.                  Investments
                                          in  restricted/    /
/    /
                                           securities.


                    F.1.                  Investments
         /    /                             in  certain/    /
/    /
                                          oil, gas
                                          and  mineral
                                          interests.


                    G.                    Investing
         /                                to gain    /    /     /
  /
                                            control
         /                                of a  company's

                                           management.


             5.                           Amend the
         /                                Agreement
                                            and Declaration/    /

         /                                of  Trust             /
  /
                                          of the
                                          Trust
                                           to permit
                                          the  issuance
                                          of  additional

                                          classes
                                           of shares.





         /

         /

                     NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the
         PCM Utilities Growth and Income Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Utilities Growth and Income Fund of
Putnam
         Capital Manager Trust on December 5, 1996, at 2:00 p.m.,
Boston
         time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

            NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM
         Utilities Growth and Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY NWNL IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY NWNL
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize NWNL and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.

              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.          Ratify the selection   FOR        AGAINST
ABSTAIN
                      of Price Waterhouse

                      LLP as the  independent

                     auditors  of your fund./    /     /    /
/    /


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              B.2.   Investments in the
                      voting securities      /    /     /    /
/    /
                     of  a single issuer.



              C.     Making loans.          /    /     /    /
/    /


                                            /    /     /    /
/    /
              D.1.   Investments in real
                      estate.



              E.     Concentration of its   /    /     /    /
/    /
                      assets.



              F.     Senior securities.     /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the fund's
                      fundamental  investment

                      restriction with  respect

                     to:


              A.     Investments in  securities/    /     /    /

                     of  issuers in which
                      management of the

                      fund or Putnam  Investment
   /    /
                      Management owns  securities.



              B.     Margin transactions.   /    /     /    /
/    /


              C.     Short sales.           /    /     /    /
/    /


              D.     Pledging assets.       /    /     /    /
/    /


              E.1.   Investments in  restricted

                      securities.            /    /     /    /
/    /


                     F.2.                   Investments
                                            in  certain/    /
/    /
                                            oil, gas
                                            and  mineral

                                            interests.


                     G.                     Investing
         /                                  to gain    /    /
/    /
                                              control

         /                                  of a  company's

                                             management.



              5.                            Amend the
         /                                  Agreement  /    /
/    /
                                              and Declaration

         /                                  of  Trust
                                            of the
                                            Trust
                                             to permit

                                            the  issuance

                                            of  additional

                                            classes
                                             of shares.




         /


         /

                     NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the
         PCM Asia Pacific Growth Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Asia Pacific Growth Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

            NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the
         PCM Asia Pacific Growth Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY NWNL IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY NWNL
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize NWNL and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.

              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection of    FOR      AGAINST
ABSTAIN
                     Price Waterhouse LLP as

                     the independent auditors   /   /    /    /
/    /
                     of your fund.



         3.         Amend the fund's  fundamental

                    investment  restriction
                    with respect  to:


              B.1.  Investments in the  voting
                    securities of a  single    /   /    /    /
/    /
                    issuer.



              C.    Making loans.              /   /    /    /
/    /


                                               /   /    /    /
/    /
              D.1.  Investments in real  estate.



              E.    Concentration of its  assets./   /    /    /
 /    /


              F.    Senior securities.         /   /    /    /
/    /


              G.    Investments in  commodities./   /    /    /
/    /


         4.         Eliminate the fund's  fundamental

                    investment  restriction
                    with respect  to:


              A.    Investments in  securities
                    of issuers in  which management

                    of the  fund or Putnam
                     Investment Management      /   /    /    /
/    /
                     owns securities.



              B.    Margin transactions.       /   /    /    /
/    /


              C.    Short sales.               /   /    /    /
/    /


              D.    Pledging assets.           /   /    /    /
/    /


              E.1.  Investments in  restricted /   /
                    securities.                         /    /
/    /


              F.1.  Investments in certain
                     oil, gas and mineral  interests./   /    /
/    /    /


                    G.                         Investing
                                               to gain  /  /
/    /
                                                control

                                               of a
                                               company's
                                                management.



              5.                               Amend    /  /
         /                                     the
/    /
                                                Agreement

         /                                     and
                                                Declaration

                                               of Trust
                                               of  the
                                               Trust
                                               to permit
                                               the
                                                issuance

                                               of additional

                                                classes

                                               of shares.




         /


         /




                     NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Diversified Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Diversified Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

            NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Diversified Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY NWNL IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY NWNL
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize NWNL and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.          Ratify the selection  FOR        AGAINST
ABSTAIN
                      of Price Waterhouse
                      LLP as the  independent

                     auditors  of your     /    /     /    /
/    /
                     fund.


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              A.     Diversification.      /    /     /    /
/    /


              B.1.   Investments in the
                      voting securities     /    /     /    /
/    /
                     of  a single issuer.



              C.     Making loans.         /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.3.   Investments in real
                      estate.


              E.     Concentration of its  /    /     /    /
/    /
                      assets.


              F.     Senior securities.    /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the fund's
                      fundamental  investment

                      restriction with
                      respect to:


              A.     Investments in  securities

                     of  issuers in which
                      management of the
                      fund or Putnam  Investment/    /     /    /
   /    /
                      Management owns  securities.



              B.     Margin transactions.  /    /     /    /
/    /


              C.     Short sales.          /    /     /    /
/    /


              D.     Pledging assets.      /    /     /    /
/    /


                     E.1.                  Investments
                                           in  restricted/    /
 /    /
                                            securities.


                     F.1.                  Investments
         /    /                             in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                     G.                    Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the
         /                                 Agreement  /    /
/    /
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.



         /

         /

                     NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Growth and Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date

            NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY NWNL IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY NWNL
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize NWNL and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.

              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the
         /                                 Agreement  /    /
/    /
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.



         /

         /

                     NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM New Opportunities Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM New Opportunities Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date


            NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM New Opportunities Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY NWNL IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY NWNL
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize NWNL and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees

              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.1.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


             E.1.   Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the
         /                                 Agreement  /    /
/    /
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.



         /

         /



            NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the "fund") of Putnam Capital
Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Voyager Fund of Putnam Capital
Manager Trust on
         December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.




- -------------------------------------
                                       Shareholder sign here
  Date



- -------------------------------------
                                       Co-owner sign here
  Date


            NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the "fund") of Putnam Capital
Manager Trust.


         This Instruction Card is solicited by Northwestern
National Life
         Insurance Company ("NWNL") from owners of variable annuity policies and variable life policies issued by NWNL who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY NWNL IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY NWNL
         FOR THE FUND. The undersigned, by completing this form, does hereby authorize NWNL and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent
                    auditors  of your fund./    /     /    /
/    /


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities

                    of  issuers in which
                     management of the
                     fund or Putnam  Investment/    /     /    /
  /    /
                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the
         /                                 Agreement  /    /
/    /
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.



         /

         /

                     AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Diversified Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Diversified Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


            AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Diversified Income Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE
IN THE
         MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO
DIRECTION IS
         MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM
WILL BE VOTED
         IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE
BEEN
         RECEIVED BY AMERICAN ENTERPRISE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American
Enterprise and
         its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.3.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                             in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                     AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Growth and Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


            AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE
IN THE
         MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO
DIRECTION IS
         MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM
WILL BE VOTED
         IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE
BEEN
         RECEIVED BY AMERICAN ENTERPRISE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American
Enterprise and
         its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                     AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM New Opportunities Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM New Opportunities Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date

                     AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM New Opportunities Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE
IN THE
         MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO
DIRECTION IS
         MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM
WILL BE VOTED
         IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE
BEEN
         RECEIVED BY AMERICAN ENTERPRISE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American
Enterprise and
         its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.          Ratify the selection  FOR        AGAINST
ABSTAIN
                      of Price Waterhouse
                      LLP as the  independent/    /     /    /
/    /
                     auditors  of your
                     fund.


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              B.1.   Investments in the
                      voting securities     /    /     /    /
/    /
                     of  a single issuer.



              C.     Making loans.         /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.1.   Investments in real
                      estate.


              E.     Concentration of its  /    /     /    /
/    /
                      assets.


              F.     Senior securities.    /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the fund's
                      fundamental  investment

                      restriction with
                      respect to:


              A.     Investments in  securities/    /     /    /
  /    /
                     of  issuers in which
                      management of the
                      fund or Putnam  Investment

                      Management owns  securities.



              B.     Margin transactions.  /    /     /    /
/    /


              C.     Short sales.          /    /     /    /
/    /


              D.     Pledging assets.      /    /     /    /
/    /


              E.1.   Investments in  restricted

                      securities.           /    /     /    /
/    /


                     F.1.                  Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                     G.                    Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                     AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES


         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM High Yield Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM High Yield Fund of Putnam Capital
Manager Trust
         on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date

                     AMERICAN ENTERPRISE LIFE INSURANCE COMPANIES

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM High Yield Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by American
Enterprise Life
         Insurance Companies ("American Enterprise") from owners of variable annuity policies issued by American Enterprise who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE
IN THE
         MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO
DIRECTION IS
         MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM
WILL BE VOTED
         IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE
BEEN
         RECEIVED BY AMERICAN ENTERPRISE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American
Enterprise and
         its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

          _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


                    E.1.                   Investments
                                           in  restricted/    /
 /    /
                                            securities.


                    F.1.                   Investments
         /    /                              in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Money Market Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Investors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.


         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Money Market Fund of Putnam Capital
Manager
         Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Money Market Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Investors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY INVESTORS LIFE IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         INVESTORS LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize Investors Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:
         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


             E.2.   Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM U.S. Government and High Quality Bond Fund
(the "fund")
                           of Putnam Capital Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Investors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM U.S. Government and High Quality
Bond Fund of
         Putnam Capital Manager Trust on December 5, 1996, at
2:00 p.m.,
         Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM U.S. Government and High Quality Bond Fund
(the "fund")
                           of Putnam Capital Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Investors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY INVESTORS LIFE IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         INVESTORS LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize Investors Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


              E.1.  Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of
Putnam Capital Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Investors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Growth and Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of
Putnam Capital Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Investors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY INVESTORS LIFE IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         INVESTORS LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize Investors Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.          Ratify the selection  FOR        AGAINST
ABSTAIN
                      of Price Waterhouse
                      LLP as the  independent/    /     /    /
/    /
                     auditors  of your
                     fund.


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              A.     Diversification.      /    /     /    /
/    /


              B.1.   Investments in the
                      voting securities     /    /     /    /
/    /
                     of  a single issuer.



              C.     Making loans.         /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.   Investments in real
                      estate.


              E.     Concentration of its  /    /     /    /
/    /
                      assets.


              F.     Senior securities.    /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the fund's
                      fundamental  investment

                      restriction with
                      respect to:


              A.     Investments in  securities/    /     /    /
  /    /
                     of  issuers in which
                      management of the
                      fund or Putnam  Investment

                      Management owns  securities.



              B.     Margin transactions.  /    /     /    /
/    /


              C.     Short sales.          /    /     /    /
/    /


              D.     Pledging assets.      /    /     /    /
/    /


              E.1.   Investments in  restricted

                      securities.           /    /     /    /
/    /


                     F.1.                  Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                     G.                    Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the "fund") of Putnam Capital
Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Investors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Voyager Fund of Putnam Capital
Manager Trust on
         December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date

                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
AMERICA

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the "fund") of Putnam Capital
Manager Trust.

         This Instruction Card is solicited by Investors Life
Insurance
         Company of North America ("Invstors Life") from owners of variable annuity policies issued by Investors Life who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY NWNL IN THE MANNER
DIRECTED
         HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
VOTES
         ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN
THE SAME
         RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED
BY
         INVESTORS LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize Investors Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


              E.1.  Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Utilities Growth and Income Fund (the
"fund") of Putnam Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Utilities Growth and Income Fund of
Putnam
         Capital Manager Trust on December 5, 1996, at 2:00 p.m.,
Boston
         time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Utilities Growth and Income Fund (the
"fund") of Putnam Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             B.2.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.1.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


             E.1.   Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.2.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.



/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Asia Pacific Growth Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Asia Pacific Growth Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Asia Pacific Growth Fund (the "fund") of
Putnam Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees

                         ITT HARTFORD LIFE INSURANCE COMPANIES



              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.1.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


             E.1.   Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /



Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Diversified Income Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Diversified Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Diversified Income Fund (the "fund") of
Putnam Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection  FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your
                    fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.      /    /     /    /     /
  /


              B.1.  Investments in the
                     voting securities     /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.         /    /     /    /     /
  /


                                          /    /     /    /     /
  /
              D.3.  Investments in real
                     estate.


              E.    Concentration of its  /    /     /    /     /
  /
                     assets.


              F.    Senior securities.    /    /     /    /     /
  /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with
                     respect to:


              A.    Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



              B.    Margin transactions.  /    /     /    /     /
  /


              C.    Short sales.          /    /     /    /     /
  /


              D.    Pledging assets.      /    /     /    /     /
  /


              E.1.  Investments in  restricted

                     securities.           /    /     /    /
/    /


                    F.1.                  Investments
                                          in  certain/    /     /
  /
                                          oil, gas
                                          and  mineral
                                          interests.


                    G.                    Investing
         /                                to gain    /    /     /
  /
                                            control
         /                                of a  company's

                                           management.


              5.                          Amend the  /    /     /
  /
         /                                Agreement
                                            and Declaration

         /                                of  Trust
                                          of the
                                          Trust
                                           to permit
                                          the  issuance
                                          of  additional

                                          classes
                                           of shares.


/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES




         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Global Asset Allocation Fund (the "fund") of Putnam Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Global Asset Allocation  Fund of
Putnam Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Global Asset Allocation Fund (the "fund") of Putnam Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson,  E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


              E.1.  Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Global Growth Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Global Growth Fund of Putnam Capital
Manager
         Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Global Growth Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees

                         ITT HARTFORD LIFE INSURANCE COMPANIES



              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.          Ratify the selection   FOR        AGAINST
ABSTAIN
                      of Price Waterhouse

                      LLP as the  independent/    /     /    /
/    /
                     auditors  of your fund.


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              A.     Diversification.       /    /     /    /
/    /


              B.1.   Investments in the
                      voting securities      /    /     /    /
/    /
                     of  a single issuer.



              C.     Making loans.          /    /     /    /
/    /


                                            /    /     /    /
/    /
              D.2.   Investments in real
                      estate.



              E.     Concentration of its   /    /     /    /
/    /
                      assets.



              F.     Senior securities.     /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the fund's
                      fundamental  investment

                      restriction with  respect

                     to:


              A.     Investments in  securities/    /     /    /
  /    /
                     of  issuers in which
                      management of the

                      fund or Putnam  Investment

                      Management owns  securities.



              B.     Margin transactions.   /    /     /    /
/    /


              C.     Short sales.           /    /     /    /
/    /


              D.     Pledging assets.       /    /     /    /
/    /


              E.1.   Investments in  restricted

                      securities.            /    /     /    /
/    /


                     F.1.                   Investments
                                            in  certain/    /
/    /
                                            oil, gas
                                            and  mineral

                                            interests.


                     G.                     Investing
         /                                  to gain    /    /
/    /
                                              control

         /                                  of a  company's

                                             management.



              5.                            Amend the  /    /
/    /
         /                                  Agreement
                                              and Declaration

         /                                  of  Trust
                                            of the
                                            Trust
                                             to permit

                                            the  issuance

                                            of  additional

                                            classes
                                             of shares.



/


         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Growth and Income Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Growth and Income Fund (the "fund") of
Putnam Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees

                         ITT HARTFORD LIFE INSURANCE COMPANIES



              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              A.    Diversification.       /    /     /    /
/    /


              B.1.  Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.  Investments in real
                     estate.


              E.    Concentration of its   /    /     /    /
/    /
                     assets.


              F.    Senior securities.     /    /     /    /
/    /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


              A.    Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



              B.    Margin transactions.   /    /     /    /
/    /


              C.    Short sales.           /    /     /    /
/    /


              D.    Pledging assets.       /    /     /    /
/    /


              E.1.  Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM High Yield Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM High Yield Fund of Putnam Capital
Manager Trust
         on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholdersto be held on December 5, 1996 for the PCM High Yield Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection  FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your
                    fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.      /    /     /    /     /
  /


             B.1.   Investments in the
                     voting securities     /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.         /    /     /    /     /
  /


                                          /    /     /    /     /
  /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its  /    /     /    /     /
  /
                     assets.


             F.     Senior securities.    /    /     /    /     /
  /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with
                     respect to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.  /    /     /    /     /
  /


             C.     Short sales.          /    /     /    /     /
  /


             D.     Pledging assets.      /    /     /    /     /
  /


             E.1.   Investments in  restricted

                     securities.           /    /     /    /
/    /


                    F.1.                  Investments
                                          in  certain/    /     /
  /
                                          oil, gas
                                          and  mineral
                                          interests.


                    G.                    Investing
         /                                to gain    /    /     /
  /
                                            control
         /                                of a  company's

                                           management.


             5.                           Amend the  /    /     /
  /
         /                                Agreement
                                            and Declaration

         /                                of  Trust
                                          of the
                                          Trust
                                           to permit
                                          the  issuance
                                          of  additional

                                          classes
                                           of shares.


/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Money Market Fund (the "fund") of Putnam
Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Money Market Fund of Putnam Capital
Manager
         Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Money Market Fund (the "fund") of Putnam
Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees

                         ITT HARTFORD LIFE INSURANCE COMPANIES



              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.          Ratify the  selection FOR        AGAINST
ABSTAIN
                     of Price  Waterhouse
                     LLP as  the independent/    /     /    /
/    /
                      auditors of your
                      fund.


         3.          Amend the fund's  fundamental

                      investment  restriction

                     with  respect to:



              A.     Diversification.      /    /     /    /
/    /


              B.1.   Investments in the
                      voting securities     /    /     /    /
/    /
                      of a single issuer.



              C.     Making loans.         /    /     /    /
/    /


                                           /    /     /    /
/    /
              D.2.   Investments in real
                      estate.


              E.     Concentration of  its /    /     /    /
/    /
                     assets.


              F.     Senior securities.    /    /     /    /
/    /


              G.     Investments in  commodities./    /     /
/     /    /


         4.          Eliminate the  fund's
                     fundamental  investment
                      restriction with
                      respect to:


              A.     Investments in  securities/    /     /    /
  /    /
                     of  issuers in which
                      management of the
                      fund or Putnam  Investment

                      Management owns  securities.



              B.     Margin  transactions. /    /     /    /
/    /


              C.     Short sales.          /    /     /    /
/    /


              D.     Pledging assets.      /    /     /    /
/    /


                     E.2.                  Investments
                                           in  restricted/    /
 /    /
                                            securities.


                     F.1.                  Investments
         /    /                             in  certain/    /
/    /
                                           oil, gas
                                            and mineral
                                            interests.


                     G.                    Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


              5.                           Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM New Opportunities Fund (the "fund") of
Putnam Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM New Opportunities Fund of Putnam
Capital
         Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM New Opportunities Fund (the "fund") of
Putnam Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

         Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees

                         ITT HARTFORD LIFE INSURANCE COMPANIES



              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection  FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your
                    fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



              B.1.  Investments in the
                     voting securities     /    /     /    /
/    /
                    of  a single issuer.



              C.    Making loans.         /    /     /    /     /
  /


                                          /    /     /    /     /
  /
              D.1.  Investments in real
                     estate.


              E.    Concentration of its  /    /     /    /     /
  /
                     assets.


              F.    Senior securities.    /    /     /    /     /
  /


              G.    Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with
                     respect to:


              A.    Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



              B.    Margin transactions.  /    /     /    /     /
  /


              C.    Short sales.          /    /     /    /     /
  /


              D.    Pledging assets.      /    /     /    /     /
  /


              E.1.  Investments in  restricted

                     securities.           /    /     /    /
/    /


                    F.1.                  Investments
                                          in  certain/    /     /
  /
                                          oil, gas
                                          and  mineral
                                          interests.


                    G.                    Investing
         /                                to gain    /    /     /
  /
                                            control
         /                                of a  company's

                                           management.


              5.                          Amend the  /    /     /
  /
         /                                Agreement
                                            and Declaration

         /                                of  Trust
                                          of the
                                          Trust
                                           to permit
                                          the  issuance
                                          of  additional

                                          classes
                                           of shares.


/

         /


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM U.S. Government and High Quality Bond Fund
(the "fund") of Putnam Capital Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM U.S. Government and High Quality
Bond Fund of
         Putnam Capital Manager Trust on December 5, 1996, at
2:00 p.m.,
         Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM U.S. Government and High Quality Bond Fund
(the "fund") of Putnam Capital Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

                         ITT HARTFORD LIFE INSURANCE COMPANIES




         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


             E.1.   Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the "fund") of Putnam  Capital
Manager Trust.


         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         FUND:  PCM                         CONTRACT:

         The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the Meeting of
         Shareholders of PCM Voyager Fund of Putnam Capital
Manager Trust on
         December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.



- --------------------------------
                                            Shareholder sign here
  Date



- --------------------------------
                                            Co-owner sign here
  Date


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 for the PCM Voyager Fund (the "fund") of Putnam Capital
Manager Trust.

         This Instruction Card is solicited by ITT Hartford Life
Insurance
         Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT
         Hartford who have specified that a portion of their investment be allocated to the fund.

          Please fold and detach at perforation. Return only the Instruction
         Card below.

         THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES
WHEN
         PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE
MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THE
         VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE
VOTED IN THE
         SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN
RECEIVED BY
         ITT HARTFORD FOR THE FUND. The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.

         Please mark your choice / X / in blue or black ink. Do not use red ink.

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees

                         ITT HARTFORD LIFE INSURANCE COMPANIES



              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E.
              Shapiro, A.J.C. Smith and W.N. Thorndike.

         /  /      FOR electing all the nominees
                   (except as indicated to the contrary below)

         /  /      WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         PROPOSAL TO:

         2.         Ratify the selection   FOR        AGAINST
ABSTAIN
                     of Price Waterhouse
                     LLP as the  independent/    /     /    /
/    /
                    auditors  of your fund.


         3.         Amend the fund's  fundamental

                     investment  restriction
                    with  respect to:



             A.     Diversification.       /    /     /    /
/    /


             B.1.   Investments in the
                     voting securities      /    /     /    /
/    /
                    of  a single issuer.



             C.     Making loans.          /    /     /    /
/    /


                                           /    /     /    /
/    /
             D.2.   Investments in real
                     estate.


             E.     Concentration of its   /    /     /    /
/    /
                     assets.


             F.     Senior securities.     /    /     /    /
/    /


             G.     Investments in  commodities./    /     /    /
   /    /


         4.         Eliminate the fund's
                     fundamental  investment
                     restriction with  respect

                    to:


             A.     Investments in  securities/    /     /    /
 /    /
                    of  issuers in which
                     management of the
                     fund or Putnam  Investment

                     Management owns  securities.



             B.     Margin transactions.   /    /     /    /
/    /


             C.     Short sales.           /    /     /    /
/    /


             D.     Pledging assets.       /    /     /    /
/    /


             E.1.   Investments in  restricted

                     securities.            /    /     /    /
/    /


                    F.1.                   Investments
                                           in  certain/    /
/    /
                                           oil, gas
                                           and  mineral
                                           interests.


                    G.                     Investing
         /                                 to gain    /    /
/    /
                                             control

         /                                 of a  company's

                                            management.


             5.                            Amend the  /    /
/    /
         /                                 Agreement
                                             and Declaration

         /                                 of  Trust
                                           of the
                                           Trust
                                            to permit
                                           the  issuance

                                           of  additional

                                           classes
                                            of shares.


/

         /

                         ITT HARTFORD LIFE INSURANCE COMPANIES



         lipsett/106290.111/proxys/capman3.wp